                                                   Filed pursuant to Rule 497(h)
                                                under the Securities Act of 1933
                                                             File No. 333-133365
PROSPECTUS

(NUVEEN INVESTMENTS LOGO)
                                  $50,000,000

                         NUVEEN REAL ESTATE INCOME FUND

                  TAXABLE AUCTIONED PREFERRED SHARES ("TAPS")
                              2,000 SHARES SERIES TH

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

     Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company which commenced investment operations in November 2001. The Fund's primary investment objective is high current income. The Fund's secondary investment objective is capital appreciation. Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as real estate investment trusts ("REITs"); at least 80% of its total assets in income producing equity securities issued by REITs; and up to 20% of its total assets in debt securities, including convertible debt securities issued or guaranteed by real estate companies. In addition, the Fund will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities (commonly known as "junk bonds"); and 10% of its total assets in illiquid real estate securities. There can be no assurance that the Fund will achieve its investment objectives.

     The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (312) 917-7700. Investors are advised to read this prospectus, which sets forth concisely the information about the Fund that a prospective investor ought to know before investing, and retain it for future reference. A statement of additional information dated May 23, 2006 containing additional information regarding the Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 48 of this prospectus, by calling 1-800-582-6959 or by writing to the Fund. The Fund's annual and semi-annual reports are also available on its website at www.nuveen.com, which also provides a link to the SEC's website, as described below, where the Fund's statement of additional information can be obtained. You can review and copy documents the Fund has filed at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, Washington, D.C. 20549-0213.
                             ---------------------

     INVESTING IN TAXABLE AUCTIONED PREFERRED SHARES ("TAPS") INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 17.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------

                                                              PER SHARE      TOTAL
                                                              ---------   -----------
Public Offering Price.......................................   $25,000    $50,000,000
Sales Load..................................................   $   250    $   500,000
Proceeds, before expenses, to Fund(1).......................   $24,750    $49,500,000

------------

(1) Total expenses of issuance and distribution, excluding sales load, are estimated to be $245,000.

     The underwriters are offering the TAPS subject to various conditions. The TAPS will be ready for delivery in book-entry form only, through the facilities of the Depository Trust Company to purchasers on or about May 25, 2006.

                             ---------------------

CITIGROUP                                                NUVEEN INVESTMENTS, LLC
A.G. EDWARDS                                                 MERRILL LYNCH & CO.
UBS INVESTMENT BANK                                          WACHOVIA SECURITIES
May 23, 2006

     The Fund is offering 2,000 shares of Series TH TAPS. The shares are referred to in this prospectus as "TAPS." The TAPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The TAPS also have priority over the Fund's common shares as to distribution of assets as described in this prospectus.

     The dividend rate for the initial dividend rate period will be 4.70% for TAPS Series TH. The initial dividend period is from the date of issuance through June 1, 2006 for TAPS Series TH. For subsequent dividend periods, TAPS pay dividends based on a rate set at auction, usually held every 7 days. Prospective purchasers should carefully review the auction procedures described in the prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell TAPS based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

     TAPS will not be listed on an exchange. You may only buy or sell TAPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     The TAPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE ELSE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                             ---------------------

                               TABLE OF CONTENTS

Prospectus Summary..........................................    1
Financial Highlights........................................    8
The Fund....................................................   10
Use of Proceeds.............................................   10
Capitalization..............................................   11
The Fund's Investments......................................   12
Risk Factors................................................   17
How the Fund Manages Risk...................................   23
Management of the Fund......................................   24
Description of TAPS.........................................   27
The Auction.................................................   39
Description of Borrowings...................................   41
Description of Common Shares................................   42
Certain Provisions in the Declaration of Trust..............   42
Repurchase of Fund Shares; Conversion to Open-End Fund......   43
Federal Income Tax Matters..................................   44
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Redemption Agent..........................................   45
Underwriting................................................   46
Legal Opinions..............................................   47
Available Information.......................................   47
Table of Contents for the Statement of Additional
  Information...............................................   48

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained elsewhere in this prospectus, statement of additional information and the Fund's Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Taxable Auctioned Preferred Shares (the "Statement") attached as Appendix A to the statement of additional information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.

The Fund......................   Nuveen Real Estate Income Fund (the "Fund") is
                                 a non-diversified, closed-end management investment company which commenced investment operations in November 2001. See "The Fund."
                                 The Fund's common shares, $.01 par value per share ("Common Shares"), are traded on the American Stock Exchange under the symbol "JRS."
                                 See "Description of Common Shares." As of March
                                 31, 2006, the Fund had 28,136,413 Common Shares outstanding and net assets applicable to Common
                                 Shares of $690,959,115.

Investment Objectives and
Policies......................   The Fund's primary investment objective is high
                                 current income. Capital appreciation is a secondary investment objective. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See
                                 "The Fund's Investments."

                                 Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs. At least 80% of the Fund's total assets will be invested in income-producing equity securities issued by REITs, and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

                                 The preferred stocks, convertible preferred stocks and debt securities in which the Fund may invest are sometimes collectively referred to in this prospectus as "Ratable Securities." The Fund will not invest more than 25% of its total assets in Ratable Securities of below investment grade quality. Investment grade quality Ratable Securities are those that have received a rating no lower than Baa or BBB by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), or Fitch, Inc. ("Fitch"). The Fund will not invest more than 10% of its total assets in illiquid real estate securities. The Fund will not enter into short sales or invest in derivatives, except as described in this prospectus in connection with interest rate swap or interest rate cap transactions. See "The Fund's
                                 Investments -- Use of Leverage" and
                                 "-- Interest Rate Transactions." All of the
                                 Fund's investments will be in securities of U.S. issuers and the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

                                 A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least

                                 50% of its assets invested in such real
                                 estate). A common type of real estate company, a REIT, is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

                                 There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments."

Investment Adviser and
Subadviser....................   Nuveen Asset Management ("NAM") is the Fund's
                                 investment adviser and Security Capital
                                 Research & Management Incorporated ("Security
                                 Capital") is the Fund's subadviser. NAM is a wholly-owned subsidiary of Nuveen Investments,
                                 Inc. ("Nuveen"). Founded in 1898, Nuveen and its affiliates had over $145 billion in assets under management as of March 31, 2006.

                                 Nuveen is a publicly-traded company which is principally engaged in asset management and related research. Security Capital is a wholly-owned subsidiary of J.P. Morgan Chase & Co. Security Capital is a registered investment adviser with approximately $5.9 billion in assets under management as of March 31, 2006, all of which were real estate securities. Security Capital has been investing in public real estate securities since 1995, through the open market purchase of real estate securities as well as through the negotiation and structuring of private placements of convertible preferred real estate securities. See "Management of the Fund" and "Underwriting."

Use of Leverage...............   On January 11, 2002, the Fund issued four
                                 series of TAPS, liquidation preference $25,000 per share ($172,000,000 in the aggregate). The
                                 TAPS issued previously are rated "Aaa" and "AAA" by Moody's and Fitch, respectively. As of March 31, 2006, the aggregate liquidation preference of the outstanding TAPS represented
                                 20% of the Fund's net assets including assets attributable to leverage.

                                 The Fund uses financial leverage for investment purposes through the outstanding TAPS. The Fund currently anticipates that the additional leverage through the issuance of TAPS offered hereby will result in the Fund's total leverage representing approximately 24% of its net assets including assets attributable to the existing leverage and the proceeds of such additional leverage. In addition to issuing TAPS, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. The Fund currently intends to engage in such financial leverage by borrowing money under a credit agreement with a bank after the completion of the Fund's offering of TAPS under this prospectus. Throughout this prospectus, commercial paper, notes or borrowings sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over the TAPS. Payments to holders of TAPS in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including Borrowings.

The Offering..................   The Fund is offering 2,000 shares of Series TH
                                 TAPS at a purchase price of $25,000 per share
                                 ($50,000,000 aggregate liquidation preference).
                                 TAPS are being offered by the underwriters listed under "Underwriting."

Risk Factors Summary..........   Risk is inherent in all investing. Therefore,
                                 before investing you should consider certain risks carefully when you invest in the Fund.
                                 The primary risks of investing in TAPS are:

                                 - if an auction fails you may not be able to
                                   sell some or all of your shares;

                                 - because of the nature of the market for TAPS,
                                   you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                 - a rating agency could downgrade TAPS, which
                                   could affect liquidity;

                                 - the Fund may be forced to redeem your shares
                                   to meet regulatory or rating agency
                                   requirements or may voluntarily redeem your shares in certain circumstances;

                                 - in extraordinary circumstances the Fund may
                                   not earn sufficient income from its
                                   investments to pay dividends;

                                 - the TAPS will be junior to any Borrowings;

                                 - any Borrowings may constitute a substantial
                                   lien and burden on the TAPS by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

                                 - if the Fund leverages through Borrowings, the
                                   Fund may not be permitted to declare
                                   dividends or other distributions with respect to the TAPS or purchase TAPS unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default.

                                 In addition to the risks associated with investing in the TAPS, an investor in the TAPS will also be subject to the general risks associated with the Fund's investment policies. See "Risk Factors -- General Risks of Investing in the Fund." For additional information about the risks of investing in TAPS and in the Fund, see "Risk Factors."

Trading Market................   TAPS are not listed on an exchange. Instead,
                                 you may buy or sell TAPS at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund
                                 (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in TAPS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000.
                                 You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                 The table below shows the first auction date for Series TH TAPS and the day on which each subsequent auction will normally be held for Series TH TAPS. The first auction date for Series TH TAPS will be the Business Day before the dividend payment date for the initial dividend period for Series TH TAPS.

                                 The start date for subsequent dividend periods normally will be the Business Day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a Business Day.

                                                               FIRST AUCTION   SUBSEQUENT
                                             SERIES                DATE*       AUCTION DAY
                                             ------            -------------   -----------
                                             TH                  June 1        Thursday

                                 --------------------

                                 * All dates are 2006.

Dividends and Dividend
Periods.......................   The table below shows the dividend rate for the
                                 initial dividend period of the TAPS offered in this prospectus. For subsequent dividend periods, TAPS will pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also paid every 7 days, on the day following the end of the rate period. The Applicable Rate that results from an Auction will not be lower than 70% of the applicable AA Composite Commercial
                                 Paper Rate (the "Minimum Rate") or greater than
                                 150% (the "Maximum Rate") of the applicable AA
                                 Composite Commercial Paper Rate (for a Dividend
                                 Period of fewer than 184 days) or the
                                 applicable Treasury Index Rate (for a Dividend
                                 Period of 184 days or more) at the close of business on the Business Day next preceding such Auction Date. See "Description of
                                 TAPS -- Dividends and Dividend
                                 Periods -- Determination of Dividend Rate" and
                                 "The Auction."

                                 The table below also shows the date from which dividends on the TAPS will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which dividends will normally be paid. If dividends are payable on a Monday or Friday, and that day is not a Business Day, then your dividends will generally be paid on the first Business Day that falls after that. If dividends are payable on a Tuesday, Wednesday or Thursday, and that day is not a Business Day, then your dividends generally will be paid on the first Business Day prior to that day.

                                 The table below shows the number of days of the initial dividend period for the TAPS. Subsequent dividend periods generally will be 7 days. The dividend payment date for special dividend periods of more than 7 days will be set out in the notice designating a special dividend period. See "Description of
                                 TAPS -- Dividends and Dividend
                                 Periods -- Notification of Dividend Period."

                                                                                                                          NUMBER
                                                                                                 PAYMENT                 OF DAYS
                                                                                                 DATE FOR   SUBSEQUENT      OF
                                                                    INITIAL        DATE OF       INITIAL     DIVIDEND    INITIAL
                                                                    DIVIDEND   ACCUMULATION AT   DIVIDEND    PAYMENT     DIVIDEND
                                             SERIES                   RATE      INITIAL RATE*    PERIOD*       DAY        PERIOD
                                             ------                 --------   ---------------   --------   ----------   --------
                                             TH                      4.70%         May 25         June 2     Friday         8

                                 --------------------

                                 * All dates are 2006.

Ratings.......................   It is a condition of the Underwriter's
                                 obligation to purchase the TAPS that the TAPS receive a rating of "Aaa" from Moody's and "AAA" from Fitch.

Restrictions on Dividend
Redemption and Other
Payments......................   The Fund currently has no Borrowings; however,
                                 the Fund intends to engage in such financial leverage by borrowing money under a credit agreement with a bank after the completion of the Fund's offering of TAPS under this prospectus. Under the 1940 Act, if the Fund were to issue senior securities representing indebtedness (as defined in the 1940 Act) (not including bank borrowings), the Fund would not be permitted to declare any dividend on the TAPS unless, after giving effect to such dividend, asset coverage with respect to the Fund's Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any distribution on or purchase or redeem TAPS unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to the Fund's Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of TAPS would also be prohibited at any time that an event of default under the Borrowings, if any, has occurred and is continuing. See
                                 "Description of TAPS -- Restrictions on
                                 Dividend, Redemption and Other Payments."

Asset Maintenance.............   The Fund must maintain Eligible Assets having
                                 an aggregated Discounted Value at least equal to the TAPS Basic Maintenance Amount as of each Valuation Date. The Fund also must maintain asset coverage for the TAPS on a non-discounted basis of at least 200% as of the last business day of each month. See "Description of TAPS -- Asset Maintenance."

                                 The Discount Factors and guidelines for
                                 calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the TAPS Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Fund's receipt from Moody's and Fitch of the "Aaa" and "AAA", respectively, Credit Rating with respect to the TAPS on their Date of Original Issue.

                                 The Fund estimates that on the Date of Original Issue, the 1940 Act TAPS Asset Coverage, based on the composition of its portfolio as of March 31, 2006, with the currently outstanding TAPS ($172,000,000) and after giving effect to the issuance of the TAPS offered by this Prospectus ($50,000,000) and the deduction of sales loads and estimated offering expenses for such shares ($745,000), will be 411%.

                                 In addition, there may be additional asset coverage requirements imposed in connection with any Borrowings. See "Description of Borrowings."

Redemption....................   Although the Fund will not ordinarily redeem
                                 TAPS shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem TAPS in certain circumstances. See "Description of
                                 TAPS -- Redemption."

Liquidation Preference........   The liquidation preference of the shares of the
                                 TAPS offered by this Prospectus will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of TAPS -- Liquidation Rights."

Voting Rights.................   Except as otherwise indicated, holders of TAPS
                                 have one vote per share and vote together with holders of Common Shares as a single class.

                                 In connection with the election of the Board of Trustees, the holders of outstanding shares of preferred shares, including TAPS, as a class, shall be entitled to elect two trustees of the Fund. The holders of outstanding shares of Common Shares and preferred shares of beneficial interest ("Preferred Shares"), including TAPS, voting together, shall elect the remainder. However, upon the Fund's failure to pay dividends on the Preferred Shares in an amount equal to two full years of dividends, the holders of Preferred Shares have the right to elect, as a class, the smallest number of additional Trustees as shall be necessary to assure that a majority of the Trustees has been elected by the holders of Preferred Shares. The terms of the additional Trustees shall end when the Fund pays or provides for all accumulated and unpaid dividends. See "Description of TAPS -- Voting Rights."

Federal Income Taxes..........   Distributions with respect to the TAPS (other
                                 than distributions in redemption of the TAPS that are subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends, except in the case of distributions of qualified dividend income and net capital gains, generally will be taxable as ordinary income to holders. Because the Fund's portfolio income will consist principally of dividend income from REITs, capital gain and interest income, the Fund does not expect a significant portion of its distributions to consist of qualified dividend income. Distributions to corporate investors in the TAPS generally will also not be entitled to the 70% dividends received deduction. The Internal Revenue Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends, capital gain dividends and other dividends between its Common Shares and the TAPS in proportion to the total dividends paid to each class during or with respect to such year. See "Federal Income
                                 Tax Matters."

                              FINANCIAL HIGHLIGHTS

     The information contained in the table below shows the audited operating performance of the Fund for the periods ending December 31, 2005, December 31, 2004, December 31, 2003, October 31, 2003 and October 31, 2002. The information in this table is derived from the Fund's financial statements audited by Ernst & Young LLP, whose report is contained in the statement of additional information and is available from the Fund.

                                                                          FOR THE PERIOD ENDED
                                                 ----------------------------------------------------------------------
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   OCTOBER 31,   OCTOBER 31,
                                                     2005         2004(B)        2003(C)         2003         2002(D)
                                                 ------------   ------------   ------------   -----------   -----------
Beginning common share net asset value.........    $  22.46       $  18.57       $  17.30      $  13.56      $  14.33
                                                   --------       --------       --------      --------      --------
Investment operations:
  Net investment income (a)....................         .84            .88            .12           .85          1.02
  Net realized/unrealized gain (loss)..........         .93           4.56           1.38          4.38          (.46)
  Distributions to Taxable Auctioned Preferred
    Shareholders:
    Net investment income+.....................        (.03)          (.05)          (.01)         (.05)         (.07)
    Capital gains+.............................        (.16)          (.04)            --          (.02)         (.02)
                                                   --------       --------       --------      --------      --------
        Total from investment operations.......        1.58           5.35           1.49          5.16           .47
                                                   --------       --------       --------      --------      --------
Less distributions to common shareholders:
  Net investment income........................        (.29)          (.69)          (.01)         (.97)         (.89)
  Capital gains................................       (1.37)          (.63)          (.08)         (.41)         (.25)
  Tax return of capital........................          --           (.14)          (.13)         (.04)           --
                                                   --------       --------       --------      --------      --------
        Total..................................       (1.66)         (1.46)          (.22)        (1.42)        (1.14)
                                                   --------       --------       --------      --------      --------
Offering costs and Taxable Auctioned Preferred
  Share underwriting discounts.................          --             --             --            --          (.10)
                                                   --------       --------       --------      --------      --------
Ending common share net asset value............    $  22.38       $  22.46       $  18.57      $  17.30      $  13.56
                                                   ========       ========       ========      ========      ========
Ending market value............................    $  19.99       $  20.75       $  18.73      $  17.81      $  14.40
                                                   ========       ========       ========      ========      ========
Total returns based on:
  Market value**...............................       4.75%         19.80%          6.49%        35.40%         3.30%
  Common share net asset value**...............       7.42%         30.12%          8.69%        39.80%         2.09%
Ratios/Supplemental Data:
  Ending net assets applicable to common shares
    (000)......................................    $629,649       $631,979       $522,576      $486,814      $381,290
  Before credit/reimbursement:
    Ratio of expenses to average net assets
      applicable to common shares++............       1.28%          1.34%          2.31%*        2.51%         2.12%*
    Ratio of net investment income to average
      net assets applicable to common
      shares++.................................       3.46%          4.13%          4.07%*        5.17%         6.71%*
  After credit/reimbursement***:
    Ratio of expenses to average net assets
      applicable to common shares++............        .90%           .94%          1.91%*        2.09%         1.72%*
    Ratio of net investment income to average
      net assets applicable to common
      shares++.................................       3.85%          4.52%          4.47%*        5.59%         7.11%*
  Portfolio turnover rate......................         13%            14%             2%           26%           37%
Cumulative Taxable Auctioned Preferred at end
  of period:
  Aggregate amount outstanding(000)............    $172,000       $172,000       $172,000      $172,000      $172,000
  Liquidation and market value per share.......    $ 25,000       $ 25,000       $ 25,000      $ 25,000      $ 25,000
  Asset coverage per share.....................    $116,519       $116,857       $100,956      $ 95,758      $ 80,420

------------

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b) For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.

(c) For the period November 1, 2003 through December 31, 2003.

(d) For the period November 15, 2001 (commencement of operations) through October 31, 2002.

  * Annualized.

 ** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

*** After custodian fee credit and expense reimbursement, where applicable.

  + The amounts shown are based on Common share equivalents.

 ++ - Ratios do not reflect the effect of dividend payments to Taxable Auctioned
      Preferred shareholders.

    - Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares.

    - For periods ended prior to December 31, 2004, each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares included the effect of the net interest expense incurred on interest rate swap transactions as follows:

Year Ended 12/31:
  2003(c)........     .91*
Year Ended 10/31:
  2003...........    1.03
  2002(d)........     .68*

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act which commenced investment operations in November 2001. The Fund was organized as a Massachusetts business trust on August 27, 2001, pursuant to a Declaration of Trust (the "Declaration of Trust") governed by the laws of the Commonwealth of Massachusetts. On November 20, 2001, the Fund issued an aggregate of 24,700,000 Common Shares of beneficial interest, par value $.01 per share, pursuant to the initial public offering thereof. On December 7, 2001, the Fund issued an additional 3,400,000 Common Shares in connection with a partial exercise by the underwriters of the over-allotment option. The Fund's Common Shares are traded on the American Stock Exchange (the "Exchange") under the symbol "JRS." On January 11, 2002, the Fund issued 1,720 shares of each of Series M, Series T, Series W and Series F of TAPS (6,880 shares in the aggregate), liquidation preference $25,000 per share ($172,000,000 in the aggregate). The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

     The following table provides information about the Fund's outstanding shares as of March 31, 2006:

                                                                AMOUNT HELD
                                                   AMOUNT     BY THE FUND OR      AMOUNT
TITLE OF CLASS                                   AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
--------------                                   ----------   ---------------   -----------
Common Shares..................................  unlimited           0           28,136,413
TAPS...........................................  unlimited           0                   --
  Series M.....................................      1,720           0                1,720
  Series T.....................................      1,720           0                1,720
  Series W.....................................      1,720           0                1,720
  Series F.....................................      1,720           0                1,720

     The following sets forth cumulative information about the Fund's outstanding TAPS as of the dates indicated below:

                                                                  ASSET COVERAGE PER   AVERAGE FAIR VALUE
                                              TOTAL LIQUIDATION     SHARE ($25,000         PER $25,000
                                                 PREFERENCE          LIQUIDATION       DENOMINATION OR PER
FISCAL YEAR ENDED                                OUTSTANDING         PREFERENCE)          SHARE AMOUNT*
-----------------                             -----------------   ------------------   -------------------
December 31, 2005...........................    $172,000,000           $116,519              $25,000
December 31, 2004...........................    $172,000,000           $116,857              $25,000
December 31, 2003(a)........................    $172,000,000           $100,956              $25,000
October 31, 2003............................    $172,000,000           $ 95,758              $25,000
October 31, 2002(b).........................    $172,000,000           $ 80,420              $25,000

---------------

 * Fair value of the TAPS approximates the liquidation preference because dividend rates payable on the TAPS are determined at auctions and fluctuate with changes in current market interest rates.

(a) For the period November 1, 2003 through December 31, 2003.

(b) For the period November 15, 2001 (commencement of operations) through October 31, 2002.

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $49,255,000 after payment of the sales load and estimated offering costs.

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below, as soon as practicable. It is anticipated that, under normal market conditions, such investments will be completed no later than one month after the completion of the offering. The Fund's actual investment timetable will depend on the availability of such investments and other market conditions. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Fund as of March 31, 2006, and as adjusted, to give effect to the issuance of the shares of TAPS offered hereby.

                                                                 ACTUAL      AS ADJUSTED
                                                              ------------   ------------
                                                              (UNAUDITED)    (UNAUDITED)
TAXABLE AUCTIONED PREFERRED SHARES:
  TAPS, $25,000 stated value per share, at liquidation
     value; unlimited shares authorized (6,880 shares
     issued, and 8,880 shares issued, as adjusted,
     respectively)*.........................................  $172,000,000   $222,000,000
                                                              ============   ============
COMMON SHAREHOLDERS' EQUITY:
  Common shares, $.01 par value per share...................  $    281,364   $    281,364
  Paid-in surplus**.........................................   391,118,113    390,373,113
  Undistributed net investment income***....................     4,331,698      4,331,698
  Accumulated net realized gain from investments and
     derivative transactions................................    53,513,445     53,513,445
  Net unrealized appreciation of investments and derivative
     transactions...........................................   241,714,495    241,714,495
                                                              ------------   ------------
  Net assets applicable to Common shares....................  $690,959,115   $690,214,115
                                                              ============   ============

------------

  * None of these outstanding shares are held by or for the account of the Fund.

 ** As adjusted paid-in surplus reflects the reduction for the sales load and estimated offerings costs of the TAPS issuance($745,000).

*** Undistributed net investment income reflects an estimated breakdown of REIT income received by the Fund for the period January 1, 2006 through March 31, 2006, but not an estimated breakdown of the Fund's distributions paid to shareholders. Consequently, undistributed net investment income may vary significantly once the final income type breakdowns are reported by the REITs at year-end.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. There can be no assurance that the Fund's investment objectives will be achieved.

     Under normal market conditions, the Fund:

     - will invest at least 90% of its total assets in income producing equity and debt securities of real estate companies. These equity securities can consist of (i) common stocks, (ii) preferred stocks, (iii) rights or warrants to purchase common stocks and preferred stocks, and (iv) convertible preferred stocks;

     - will invest at least 80% of its total assets in income producing equity securities issued by REITs;

     - will invest at least 40% of its total assets in common stocks; and

     - may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

     Substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets.

     The actual percentage of common, preferred and convertible preferred stocks, rights and warrants and debt securities in the Fund's portfolio may vary over time based on Security Capital's assessment of market conditions.

     The Fund will not invest more than 25% of its total assets in non-investment grade Ratable Securities. Investment grade quality Ratable Securities are those that have received a rating no lower than Baa or BBB by Moody's, S&P or Fitch. See Appendix B in the statement of additional information for a description of security ratings.

     The Fund will not invest more than 10% of its total assets in illiquid real estate securities. All of the Fund's investments will be in securities of U.S. issuers, and the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

     The Fund will not enter into short sales or invest in derivatives, except as described in this prospectus in connection with the interest rate swap or interest rate cap transactions. See "Use of Leverage" and "Interest Rate Transactions."

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares, including TAPS, voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares, including TAPS, if any, voting as a separate class. A "majority of the outstanding" Common Shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of TAPS -- Voting Rights" for additional information with respect to the voting rights of holders of TAPS.

INVESTMENT PROCESS

     The organization and investment processes of Security Capital reflect its belief that superior investment results are achieved through a dedication to proprietary, fundamental research. Its investment process focuses on three fundamental research disciplines that it believes play an important role in the performance and pricing of real estate companies:

     - real estate research;

     - company analysis; and

     - market strategy.

     These are highly specialized disciplines and each impacts the performance of real estate companies and the ultimate pricing of their securities. The investment process integrates these three disciplines under the broad direction of Security Capital's Portfolio Management Committee, the decision-making body for investment strategies.

     Real Estate Research. Research analysts focus on understanding the market pressures and factors that affect rent growth, occupancy and development. This understanding provides perspectives on future supply and demand trends for property types in various markets and the relative impact for different companies.

     Company Analysis. Investment analysts focus on analyzing real estate companies within Security Capital's defined universe of investments and modeling their cash flow potential. They form a complete assessment of the company's assets, operating management team and strategies through company and property visits, careful scrutiny of regulatory filings and fieldwork. The recurring output of the investment analysts includes a detailed five-year cash flow forecast, an analysis of net asset value and a detailed qualitative assessment of a company.

     Market Strategy. Market strategy focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in Security Capital's coverage universe of the companies. This effort requires consideration of the risks underlying the securities as well as the appetite for and pricing of risk in the broader equity and capital markets. With this understanding, discount rates and terminal multiples are set that govern the key discounted cash flow models and other valuation models employed. The definition and execution of trading strategies is also an important part of market strategy.

     Portfolio Construction. All investment decisions are directed by a committee of senior investment professionals -- the Portfolio Management Committee. The Committee meets formally on a weekly basis and informally throughout the week to evaluate emerging real estate research and company analysis, as well as key recurring reports, to create price forecasts to produce a target portfolio for the Fund. This target portfolio integrates the critical real estate and capital market expertise that helps to identify the most attractive investment opportunities.

PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the statement of additional information.

     Real Estate Companies. Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as REITs. For purposes of the Fund's investment policies, a real estate company is a company that:

     - derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

     - has at least 50% of its assets in such real estate.

     Real Estate Investment Trusts (REITs). Under normal market conditions, the Fund will invest at least 80% of its total assets in income producing equity securities issued by REITs. A REIT is a real estate company that pools investors' funds for investment primarily in income producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

     Preferred Stocks. The Fund may invest in preferred stocks issued by real estate companies. Preferred stocks pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.

     Debt Securities. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

     Lower-Rated Securities. The Fund will not invest more than 25% of its total assets in Ratable Securities of below investment grade quality. Securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody's, or rated CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix B of the statement of additional information.

     Illiquid Securities. The Fund will not invest more than 10% of its total assets in illiquid real estate securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to Security Capital and NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Security Capital and NAM to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

     Defensive Position. Upon Security Capital's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its net assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Fund may not pursue or achieve its investment objectives.

     Other Investments. The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Policies and Techniques" in the statement of additional information.

     Portfolio Turnover. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Security Capital, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Tax Matters."

USE OF LEVERAGE

     The Fund uses leverage for investment purposes through the issuance of TAPS. The Fund has TAPS outstanding in an aggregate liquidation preference representing 20% of the Fund's net assets including assets attributable to leverage as of March 31, 2006. After issuing the TAPS offered by this Prospectus, the Fund anticipates its use of leverage to represent approximately 24% of its net assets, including assets attributable to existing leverage and the proceeds of such additional leverage. In addition to issuing TAPS, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. The Fund currently intends to engage in such financial leverage by borrowing money under a credit agreement with a bank after the completion of the Fund's offering of TAPS under this prospectus. See "Description of TAPS" and "Description of Borrowings" below. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when Security Capital and NAM believe that such use of proceeds will enhance the Fund's net income. The amount of outstanding financial leverage may vary with prevailing market or economic conditions.

     Leverage entails special risks. See "Risk Factors -- Risks of Investing in TAPS -- Leverage Risk." The management fee paid to Security Capital and NAM will be calculated on the basis of the Fund's total managed assets, including proceeds of financial leverage, so the fees will be higher when leverage is utilized.

INTEREST RATE TRANSACTIONS

     In connection with the Fund's use of leverage, the Fund may enter into interest rate swap or cap transactions. Although the Fund does not currently intend to enter into interest rate swap or cap transactions in connection with the issuance of TAPS offered by this prospectus, the Fund has entered into interest rate swap transactions that are intended to hedge the Fund's dividend payment obligations under the currently outstanding TAPS. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on TAPS or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on TAPS or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all Preferred Shares, including TAPS, or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in TAPS.

RISKS OF INVESTING IN TAPS

     Interest Rate Risk. The Fund issues TAPS, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the TAPS may rise so that the amount of dividends paid to stockholders of TAPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the TAPS offering) is available to pay dividends on the TAPS, dividend rates on the TAPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the TAPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the TAPS. The Fund may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See "How the Fund Manages Risk."

     Auction Risk. You may not be able to sell your TAPS shares at an auction if the auction fails; that is, if there are more TAPS offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain TAPS) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your TAPS. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of TAPS" and "The Auction -- Auction Procedures."

     The relative buying and selling interest of market participants in your TAPS and in the TAPS market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded TAPS, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

     Secondary Market Risk. If you try to sell your TAPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a rate period other than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for TAPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. TAPS are not registered on a stock exchange or the NASDAQ stock market. If you sell your TAPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Accrued TAPS dividends, however, should at least partially compensate for the increased market interest rates.

     Ratings and Asset Coverage Risk. While Moody's and Fitch assign ratings of "Aaa" and "AAA", respectively, to TAPS, the ratings do not eliminate or necessarily mitigate the risks of investing in TAPS. A rating agency could downgrade TAPS, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades TAPS, the Fund will alter its portfolio or redeem TAPS. The Fund may voluntarily redeem TAPS under certain circumstances. See "Description of TAPS -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

     Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your TAPS investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the TAPS and distributions declines. In an inflationary period, however, it is expected that, through the auction process, TAPS dividend rates would increase, tending to offset this risk.

     Income Risk. The Fund's income is based primarily on the income it earns from its investments, which vary widely over the short- and long-term. If the Fund's income drops, over time the Fund's ability to make dividend payments with respect to the TAPS may be impaired. Please see "-- General Risks of Investing in the Fund" below for the general risks affecting the Fund.

     Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "-- General Risks of Investing in the Fund" below.

     Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on TAPS unless it satisfies certain conditions. See "Description of TAPS -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of TAPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax Matters -- Federal Income Tax Treatment of the Fund" in the statement of additional information.

     Leverage Risk. The Fund uses financial leverage for investment purposes in an amount currently anticipated to represent approximately 30% of its total assets (including the proceeds from such financial leverage). In addition to issuing TAPS, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. The Fund currently intends to engage in such financial leverage by borrowing money under a credit agreement with a bank after the completion of the Fund's offering of TAPS under this prospectus. The Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or (b) in an amount equal to up to 5% of its total assets for temporary purposes only.

     In respect of Borrowings, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after issuance of any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities, including any Borrowings. In respect of TAPS, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the TAPS, to 200% of the aggregate value of any senior securities, including any Borrowings, and the TAPS.

     If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the TAPS by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including shares with respect to TAPS or purchase or redeem shares, including TAPS unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of TAPS -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

     Because the fee paid to NAM and Security Capital will be calculated on the basis of total managed assets, the fee will be higher when leverage is utilized, giving NAM and Security Capital an incentive to utilize leverage.

     Conflicts of Broker-Dealers Participating in Auctions. A broker dealer may submit orders in auctions for its own account. Any broker-dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other broker dealers, if any). As a result of the broker-dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the broker-dealer had not bid. A broker dealer may also bid in order to prevent what would otherwise be a failed action, or an auction clearing at a rate that the broker-dealer believes does not reflect the market for such securities at the time of the action. Broker-dealers may, but are not obligated to, advise holders of the TAPS that the rate that will apply in an "all hold" auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by existing holders that would avoid the occurrence of an "all hold" auction. A broker dealer may, but is not obligated to, encourage additional or revised investor bidding in order to prevent an "all-hold" auction.

     The underwriters have advised the Fund that the underwriters and various other broker-dealers and other firms that participate in the auction rate securities market received letters from the staff of the SEC in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, each of the underwriters conducted its own voluntary review and reported its findings to the SEC staff. At the SEC staff's request, the underwriters are engaging in discussions with the SEC staff concerning its inquiry. Neither the underwriters nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for the auction rate securities or the auctions.

GENERAL RISKS OF INVESTING IN THE FUND

     Investment Risk and Interest Rate Risk. The prices of the common stocks of real estate companies, including REITs, and other securities in which the Fund invests, will fluctuate from day to day and may -- in either the near term or over the long run -- decline in value. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks.

     Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of the Fund will tend to decline if market interest rates rise.

     General Risks of Securities Linked to the Real Estate Market. The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs. However, because of the Fund's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

     - declines in the value of real estate

     - risks related to general and local economic conditions

     - possible lack of availability of mortgage funds

     - overbuilding

     - extended vacancies of properties

     - increased competition

     - increases in property taxes and operating expenses

     - changes in zoning laws

     - losses due to costs resulting from the clean-up of environmental problems

     - liability to third parties for damages resulting from environmental problems

     - casualty or condemnation losses

     - limitations on rents

     - changes in neighborhood values and the appeal of properties to tenants

     - changes in interest rates

     Thus, the value of the Fund's portfolio may change at different rates compared to the value of the portfolio of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

     General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

     Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

     Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

     Other factors may contribute to the riskiness of real estate investments.

     Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development process.

     Insurance Issues. Certain of the real estate companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, would impact the Fund's investment performance.

     Financial Leverage. Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

     In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

     Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

     Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

     Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act.

     The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments.

     Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates.

A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See "The Fund's Investments -- Interest Rate Transactions."

     Risks of Investment in Lower-Rated Securities. Fixed-income securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

     Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

     The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

     The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody's, or rated CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

     Non-Diversified Status. Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments."

     Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund can not predict the effects of similar events in the future on the markets or economy of the U.S. or other countries. Disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors affecting the TAPS. In addition, the potential adverse impact on Fund service providers may affect the Fund's operations, although the Fund is not aware at this time of significant operating difficulties at its service providers.

                           HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares, including TAPS, voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares, including TAPS, voting as a separate class. The Fund is subject to guidelines which are more limiting than the investment restriction set forth above in order to obtain and maintain ratings from Moody's or Fitch on the

TAPS. See "Investment Objectives -- Investment Restrictions" in the statement of additional information for a complete list of the fundamental and non-fundamental investment policies of the Fund.

LIMITED BORROWINGS

     Under the requirements of the 1940 Act, the Fund, immediately after issuance of any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act) must have an asset coverage of at least 300%. With respect to any Borrowings that are senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities bears to the aggregate amount of such Borrowings that are senior securities representing indebtedness issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NAM and Security Capital. There are eight trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act), and seven of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the statement of additional information.

INVESTMENT ADVISER AND SUBADVISER

     NAM, a registered investment adviser, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. NAM serves as investment adviser to investment portfolios with approximately $75 billion in assets under management as of March 31, 2006. See the statement of additional information under "Investment Advisers."

     NAM is responsible for the selection of the subadviser and ongoing monitoring of the subadviser, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     NAM is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates have over $145 billion of net assets under management or surveillance. Nuveen is a publicly-traded company which is principally engaged in asset management and related research. Nuveen's common stock is traded on the New York Stock Exchange under the symbol "JNC."

     Security Capital, 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, is the subadviser to the Fund. Security Capital is a wholly-owned subsidiary of J.P. Morgan Chase & Co. Security Capital, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in January 1995 and had approximately $5.9 billion in assets under management as of March 31, 2006.

PORTFOLIO MANAGERS

     A team of full-time Security Capital professionals, working together as the Fund's Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. The members of the Portfolio Management Committee are as follows:

     Anthony R. Manno Jr. is CEO, President and Chief Investment Officer of Security Capital. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities.

     Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry.

     Kevin W. Bedell is a Managing Director of Security Capital where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion.

     David E. Rosenbaum is a Managing Director of Security Capital where he leads the Investment Structuring Team. He is also Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1997, Mr. Rosenbaum was a Vice President at Lazard Freres & Co., LLC, where he structured investments in real estate operating companies.

     The Fund's Statement of Additional Information has additional information about the portfolio managers, including other accounts they manage, their ownership of the Fund and their compensation structure.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between the NAM and the Fund, NAM manages the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations and is responsible for the overall management of the Fund's business affairs, subject to the supervision of the Fund's Board of Trustees. Under the agreement, the Fund has agreed to pay for the services and facilities by NAM an annual management fee. The Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM.

     The annual fund-level fee, payable monthly, for the Fund is based upon the daily Managed Assets of the Fund as follows:

                                                                FUND-LEVEL
AVERAGE DAILY MANAGED ASSETS(1)                               MANAGEMENT FEE
-------------------------------                               --------------
Up to $500 million..........................................      .7000%
$500 million to $1 billion..................................      .6750%
$1 billion to $1.5 billion..................................      .6500%
$1.5 billion to $2 billion..................................      .6250%
$2 billion and over.........................................      .6000%

---------------

(1) Net assets including assets attributable to Preferred Shares, including TAPS, and the principal amount of Borrowings.

     The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2006, the complex-level fee rate was .1887%.

                                                              COMPLEX-LEVEL
COMPLEX-LEVEL ASSETS(1)                                         FEE RATE
-----------------------                                       -------------
For the first $55 billion...................................     .2000%
For the next $1 billion.....................................     .1800%
For the next $1 billion.....................................     .1600%
For the next $3 billion.....................................     .1425%
For the next $3 billion.....................................     .1325%
For the next $3 billion.....................................     .1250%
For the next $5 billion.....................................     .1200%
For the next $5 billion.....................................     .1175%
For the next $15 billion....................................     .1150%
For Managed Assets over $91 billion(2)......................     .1400%

---------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

     Pursuant to a sub-advisory agreement between NAM and Security Capital, Security Capital manages the investment portfolio of the Fund. Security Capital receives from NAM a percent of the management fee (net of the reimbursements described below) according to the following schedule:

                                                              PERCENTAGE OF
AVERAGE DAILY MANAGED ASSETS(1)                               MANAGEMENT FEE
-------------------------------                               --------------
Up to $125 million..........................................      50.0%
$125 million to $150 million................................      47.5%
$150 million to $175 million................................      45.0%
$175 million to $200 million................................      42.5%
$200 million and over.......................................      40.0%

---------------

(1) Net assets including assets attributable to Preferred Shares, including TAPS, and the principal amount of Borrowings.

     In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first ten years of the Fund's operation, NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                                                 PERCENTAGE REIMBURSED
                                                              (AS A PERCENTAGE OF AVERAGE
YEAR ENDING NOVEMBER 30,                                        DAILY MANAGED ASSETS)*
------------------------                                      ---------------------------
2006**......................................................             .30%
2007........................................................             .25%
2008........................................................             .20%
2009........................................................             .15%
2010........................................................             .10%
2011........................................................             .05%

---------------

* Net assets including assets attributable to Preferred Shares, including TAPS, and the principal amount of Borrowings.

** The percentage reimbursed for the periods ending November 30, 2001 through November 30, 2005 was 0.30%.

   NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

     The Fund's investment management agreement and sub-advisory agreement (the "Advisory Agreements") have been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund. The renewal of the Advisory Agreements was last approved on May 10-12, 2005. A discussion regarding the Board of Trustees' decision to approve the renewal of the Advisory Agreements is available in the Fund's semiannual report to shareholders for the six-month period ended June 30, 2005.

                              DESCRIPTION OF TAPS

     The following is a brief description of the terms of TAPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of TAPS in the Fund's Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Taxable Auctioned Preferred Shares (the "Statement") attached as Appendix A to the statement of additional information.

GENERAL

     The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of shares of TAPS as follows: 1,720, 1,720, 1,720 and 1,720 TAPS Series M, T, W and F, respectively and 2,000 shares TAPS Series TH. The shares of TAPS have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The TAPS when issued and sold through this Offering (i) will be fully paid and, subject to matters described in "Certain Provisions in the Declaration of Trust," non-assessable, (ii) will not be convertible into Common Shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. The TAPS will be subject to optional and mandatory redemption as described below under "-- Redemption."

     Holders of TAPS will not receive certificates representing their ownership interest in such shares. DTC will initially act as Securities Depository for the Agent Members with respect to the TAPS.

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for the TAPS. Furthermore, the Auction Agent will send notices to holders of TAPS of any meeting at which holders of TAPS have the right to vote. See "-- Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

     Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of TAPS, so long as the Fund is current in the payment of dividends on the TAPS and on any other capital shares of the Fund ranking on a parity with the TAPS with respect to the payment of dividends or upon liquidation.

DIVIDENDS AND DIVIDEND PERIODS

     General. Holders of TAPS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "-- Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     All monies paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment shall first be credited against the earliest accumulated but unpaid dividends. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "-- Default Period" below.

     The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such dividend period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e. the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of the prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     The initial Dividend Period for the TAPS shall be 8 days. Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     Except during a Default Period as described below, the Applicable Rate resulting from Auction will not be greater than the Maximum Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TAPS Basic Maintenance Amount nor, for Standard Dividend Periods or less only, will the Applicable Rate be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect to Dividend Periods of more than the Standard Dividend Period.

     The Maximum Rate for the shares of TAPS will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of TAPS were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

     The All Hold Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the TAPS; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the TAPS shall have been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "-- Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and
(v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and a TAPS Basic Maintenance Certificate (as defined below) to each Rating Agency which is then rating the TAPS and so requires.

     If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     Default Period. Subject to cure provisions, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series of TAPS. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

     Subject to the foregoing, and any requirements of Massachusetts law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the TAPS, the Fund intends to distribute such net investment income to the holders of the Common Shares. The term "net investment income" includes interest, dividends, net short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income, but generally does not include net capital gains, dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) annually to the holders of the Common Shares (subject to the prior rights of the holders of the TAPS) subject to the foregoing and any requirements of Massachusetts law.

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the TAPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act) (not including bank borrowings), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the TAPS or purchase or redeem shares of TAPS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (not including bank borrowings) would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of the restrictions above, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of TAPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of TAPS may be prohibited (i) at any time that an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     Upon failure to pay dividends for two years or more, the holders of TAPS will acquire certain additional voting rights. See "-- Voting Rights" below. Such rights shall be the exclusive remedy of the holders of TAPS upon any failure to pay dividends on the TAPS.

     For so long as any shares of TAPS are outstanding, except in connection with the liquidation of the Fund, or a refinancing of the TAPS as provided in the Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the TAPS as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the TAPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the TAPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the TAPS as to dividends and upon liquidation), unless (i) there is no event of default under any Borrowings that is continuing; (ii) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic

Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act TAPS Asset Coverage (as defined below) (see "-- Asset Maintenance"); (iii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregated discounted value at least equal to the asset coverage requirements, if any, under any Borrowings; (iv) full cumulative dividends on the TAPS due on or prior to the date of the transaction have been declared and paid; (v) the Fund has redeemed the full number of shares of TAPS required to be redeemed by any provision for mandatory redemption contained in the Statement (see "-- Redemption"); and (vi) the Fund has redeemed the full amount of any Borrowings required to be redeemed by any provision for mandatory redemption.

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem shares of TAPS having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of TAPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of TAPS by reason of the redemption of TAPS on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount.

     The Fund also reserves the right to repurchase TAPS in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the TAPS, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act TAPS Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the TAPS Basic Maintenance Amount on the last Business Day of the following month in the case of a failure to maintain the 1940 Act TAPS Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the TAPS will be subject to mandatory redemption out of funds legally available therefore. See "-- Asset Maintenance." The number of shares of TAPS to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of TAPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore the TAPS Basic Maintenance Amount or 1940 Act TAPS Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of TAPS then outstanding will be redeemed), and (ii) the maximum number of shares of TAPS that can be redeemed out of funds expected to be available therefore on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

     The Fund shall allocate the number of shares required to be redeemed to satisfy the TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage, as the case may be, pro rata among the Holders of TAPS in proportion to the number of shares they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

     The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of shares of TAPS which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those shares of TAPS on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of TAPS and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide notice to each holder of TAPS called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of shares of TAPS called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the TAPS at their addresses appearing on the share records of the Fund. Such notice will set forth
(i) the redemption date, (ii) the number and identity of shares of TAPS to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

     If fewer than all of the shares of a series of TAPS are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of TAPS may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the shares of TAPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such shares should cease to accumulate and such shares should be no longer deemed to be Outstanding for any purpose and all rights of the owners of the shares so called for redemption will cease and terminate, except the right of the owners of such shares to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of TAPS called for redemption on such date and (ii) such other amounts, if any, to which holders of shares of TAPS called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of TAPS called for redemption may look only to the Fund for payment.

     So long as any shares of TAPS are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no shares of TAPS may be redeemed unless all dividends in arrears on the outstanding shares of TAPS, and all shares of beneficial interest of the Fund ranking on a parity with the TAPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of TAPS and all shares ranking in a parity with the TAPS must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the Outstanding shares of the TAPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of the TAPS.

     Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any shares of TAPS outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of TAPS for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act TAPS Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of TAPS are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the TAPS: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a rating agency, at least equal to the aggregate liquidation preference of the TAPS plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for TAPS of at least 200%.

     TAPS Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of TAPS is Outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating the TAPS), Fitch (if Fitch is then rating the TAPS) and any Other Rating Agency which is then rating the TAPS and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the TAPS Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the shares of TAPS. See
"-- Redemption -- Mandatory Redemption."

     The "TAPS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:

          (i)(A) the sum of the products resulting from multiplying the number of Outstanding TAPS on such date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rate to (but not including) the first respective Dividend Payment Date for each Outstanding TAPS that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on shares of each series of TAPS outstanding from such first respective Dividend Payment Date therefor through the 45th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of Shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than TAPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than TAPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days)); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Fund senior in rights of payments to the TAPS; and
     (F) any current liabilities to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) though (i)(E) became payable, otherwise the Fitch or Moody's Discounted Value (as applicable)) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(E).

     Each Rating Agency may amend the definition of "TAPS Basic Maintenance Amount".

     The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the statement of additional information.

     Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Fund's portfolio holdings for purposes of determining compliance with the TAPS Basic Maintenance Amount are based on Rating Agency Guidelines established by each Rating Agency in connection with its rating of the TAPS. The Discount Factor relating to any asset of the Fund, the TAPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Fund, the Board of Trustees or the shareholders.

     A Rating Agency's guidelines will apply to shares of TAPS only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating shares of TAPS. The ratings assigned to TAPS are not recommendations to buy, sell or hold shares of TAPS. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of TAPS should be evaluated independently of any other rating.

     1940 Act TAPS Asset Coverage. The Fund is also required to maintain, with respect to TAPS, as of the last Business Day on any month in which any share of TAPS is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act TAPS Asset Coverage"). If the Fund fails to maintain the 1940 Act TAPS Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of TAPS. See "-- Redemption -- Mandatory Redemption."

     The Fund estimates that based on the composition of its portfolio as of March 31, 2006, assuming the issuance on the date thereof of all shares of TAPS offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $745,000, the 1940 Act TAPS Asset Coverage with respect to TAPS, will be computed as follows:

           Value of Fund assets less liabilities
             not representing senior securities                     $912,214,115
------------------------------------------------------------   =    ------------   =    411%
      Senior securities representing indebtedness plus              $222,000,000
        aggregate liquidation preference of the TAPS

     Notices. Upon the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to the Auction Agent and to any Rating Agency which is then rating the TAPS (i) a certificate with respect to the calculation of the TAPS Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act TAPS Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund's independent accountants regarding the accuracy of such calculations. See "Description of TAPS -- Notices" in the statement of additional information.

LIQUIDATION RIGHTS

     In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of TAPS then outstanding and any other shares ranking on a parity with the TAPS then outstanding, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per share of the TAPS, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of TAPS will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such shares of TAPS. After payment of the full amount of such liquidation distribution, the owners of the TAPS will not be entitled to any further participation in any distribution of assets of the Fund.

     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the TAPS, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the TAPS, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of TAPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to TAPS upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to TAPS upon dissolution, liquidation or winding up.

     A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING RIGHTS

     Except as otherwise indicated herein and except as otherwise required by applicable law, holders of shares of TAPS have one vote per share and vote together with holders of shares of Common Shares as a single class. Under applicable rules of the American Stock Exchange, the Fund is currently required to hold annual meetings of shareholders.

     In connection with the election of the Board of Trustees, the holders of outstanding Preferred Shares, including the TAPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of beneficial interest of the Fund, to elect two Trustees of the Fund. The holders of outstanding Common Shares and Preferred Shares, including the TAPS, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on the Preferred Shares, including TAPS, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any other Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of Preferred Shares, including the TAPS, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of Preferred Shares, including the TAPS, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including the TAPS, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of Preferred Shares, including the TAPS (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of Preferred Shares, including the TAPS, have the right to elect in any event), will terminate automatically. Any shares of TAPS issued after the date hereof shall vote with the TAPS as a single class on the matters described above, and the issuance of any other shares of TAPS by the Fund may reduce the voting power of the TAPS.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, including the TAPS, determined with reference to a "majority of outstanding voting securities" as the term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on parity with the Preferred Shares (except that, the Board of Trustees, without the vote or consent of the holders of Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of TAPS, ranking on a parity with the TAPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of TAPS, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act TAPS Asset Coverage and TAPS Basic Maintenance Amount requirements; (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the TAPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount as of the immediately preceding Valuation Date.

     In addition, the affirmative vote of the holders of a majority of the outstanding shares of TAPS, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

     The foregoing voting provisions will not apply with respect to the TAPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including TAPS, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth herein in connection with obtaining or maintaining the rating of Moody's, Fitch or any Other Rating Agency with respect to TAPS and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of TAPS or the holders thereof, provided the Board of Trustees receives written confirmation from the relevant rating agency (such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to another rating agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

     Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including TAPS, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TAPS Basic Maintenance Amount.

     Unless otherwise required by law, holders of shares of TAPS shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Statement. The holders of shares of TAPS shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of TAPS, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                  THE AUCTION

GENERAL

     Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of TAPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

     Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for TAPS.

     The Auction Agent after each Auction for TAPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of TAPS placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, TAPS will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

     Prior to the Submission Deadline on each Auction Date for series of TAPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

     - Hold Order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     - Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

     - Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period thereof.

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of TAPS then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Dividend Period of more than 28 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of TAPS subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of TAPS is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

     A customer of a Broker-Dealer that is not a Beneficial Owner of a series of TAPS but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefore will not be accepted.

     The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of TAPS held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of TAPS held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

     If Sufficient Clearing Bids for a series of TAPS exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of TAPS do not exist, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefore. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of TAPS, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the All Hold Rate.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of TAPS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

SECONDARY MARKET TRADING AND TRANSFER OF TAPS

     The Broker-Dealers are expected to maintain a secondary trading market of TAPS outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of TAPS will provide owners with liquidity of investment. TAPS are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefore, depending upon market conditions.

     A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of TAPS only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of TAPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                           DESCRIPTION OF BORROWINGS

     The Declaration of Trust authorizes the Fund, without prior approval of holders of Common and Preferred Shares, including TAPS, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The Fund currently intends to engage in such financial leverage by borrowing money under a credit agreement with a bank after the completion of the Fund's offering of TAPS under this prospectus.

     Limitations. Under the requirements of the 1940 Act, the Fund, immediately after Borrowing, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the TAPS shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to TAPS shareholders in certain circumstances.

     Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund, as well as TAPS.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever TAPS are outstanding, Common shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on TAPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to TAPS would be at least 200% after giving effect to the distributions.

     The Common Shares are listed on the Exchange under the symbol "JRS." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, including TAPS, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) removal of Trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and Preferred Shares, including TAPS, outstanding at the time, voting together as a single class, is required; provided, however, that where only a particular class or series is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues Common Shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, including TAPS, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including TAPS, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's Preferred Shares, including TAPS, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration of Trust or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's Preferred Shares, including TAPS, outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including TAPS, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders. See the statement of additional information under "Certain Provisions in the Declaration of Trust."

     Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares, including TAPS, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the statement of additional information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

     Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the statement of additional information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                           FEDERAL INCOME TAX MATTERS

     The following is intended to be a general summary of certain federal income tax consequences of investing in TAPS. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund has elected to be treated, and intends to continue to qualify for each of its taxable years, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although possibly eligible to be treated as qualified dividend income in the case of non-corporate shareholders and for the corporate dividends received deduction in the case of corporate shareholders, would be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholders' hands.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF TAPS

     Under present law, the Fund is of the opinion that TAPS will constitute stock of the Fund, and thus distributions with respect to TAPS (other than as described below and other than distributions in redemption of TAPS subject to
Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends (other than distributions of qualified dividend income and capital gain dividends) generally will be taxable as ordinary income to holders. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements contained in the Code are met by both the Fund and the holders. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions by the Fund are also not expected to qualify for the dividends received deduction available to corporations under Section 243 of the Code. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to TAPS as capital gain distributions in proportion to the TAPS' share of total dividends paid during the year. See "Federal Income Tax-Matters -- Federal Income Tax Treatment of Holders of TAPS" in the statement of additional information.

SALE OF SHARES

     The sale of TAPS shares by holders will generally be a taxable transaction for federal income tax purposes. Selling holders of shares of TAPS will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares of TAPS sold. If such shares of TAPS are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the shares of TAPS actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of shares of TAPS held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares. The ability to otherwise deduct capital losses may be subject to limitations under the Code.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Corporate and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

OTHER TAXATION

     Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. See "Federal Income Tax Matters -- Other Taxation" in the Statement of Additional Information.

     Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in TAPS.

              CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                              AND REDEMPTION AGENT

The custodian of the assets of the Fund is State Street Bank & Trust Company ("State Street"), One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street. The Bank of New York, whose address is One Wall Street, New York, New York 10286, is the Auction Agent with respect to shares of TAPS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the TAPS.

                                  UNDERWRITING

     Citigroup Global Markets Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of TAPS shares set forth opposite the name of such underwriter.

                                                              NUMBER OF SHARES
UNDERWRITER                                                      SERIES TH
-----------                                                   ----------------
Citigroup Global Markets Inc. ..............................       1,200
Nuveen Investments, LLC.....................................         160
A.G. Edwards & Sons, Inc. ..................................         160
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........         160
UBS Securities LLC..........................................         160
Wachovia Capital Markets, LLC...............................         160
                                                                    ----
  Total.....................................................       2,000

     The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the TAPS if they purchase any of the TAPS.

     The underwriters propose to offer some of the TAPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the TAPS to dealers at the public offering price less a concession not to exceed $137.50 per share of TAPS. The sales load the Fund will pay of $250 per share is equal to 1.00% of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $37.50 per share of TAPS on sales to other dealers. After the initial public offering of the TAPS to the public, the underwriters may change the public offering price and the other selling terms. Investors must pay for any TAPS purchased on or before May 25, 2006.

     The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering:

                                                              PAID BY THE FUND
                                                              ----------------
Per Share...................................................      $    250
Total.......................................................      $500,000

     The Fund estimates that its total expenses for this offering will be $245,000.

     The Fund and NAM have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., dispose of or hedge any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to the lock-up agreements at any time without notice.

     The Fund, NAM and Security Capital have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Any indemnification by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

     A prospectus in electronic format may be made available on the website maintained by the underwriters.

     Some of the underwriters have performed banking and advisory services for the Fund and its affiliates from time to time, for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Fund and its affiliates in the ordinary course of business.

     The Fund anticipates that from time to time, the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

     The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the statement of additional information.

     The underwriters have advised the Fund that the underwriters and various other Broker-Dealers and other firms that participate in the auction rate securities market received letters from the staff of the SEC in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, the underwriters conducted their own voluntary review and reported their findings to the SEC staff. At the SEC staff's request, the underwriters are engaging in discussions with the SEC staff concerning its inquiry. Neither the underwriters nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for auction rate securities or the auctions.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the shares of TAPS offered hereby will be passed upon for the Fund by Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Vedder, Price, Kaufman & Kammholz, P.C. and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the American Stock Exchange.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and TAPS shares can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                               TABLE OF CONTENTS
                  FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Investment Objectives.......................................   S-1
Investment Policies and Techniques..........................   S-2
Interest Rate Transactions..................................   S-6
Management of The Fund......................................   S-7
Portfolio Transactions and Brokerage........................  S-20
Net Asset Value.............................................  S-21
Description of TAPS.........................................  S-22
Additional Information Concerning the Auctions for TAPS.....  S-23
Certain Provisions in the Declaration of Trust..............  S-25
Repurchase of Common Shares; Conversion to Open-End Fund....  S-26
Tax Matters.................................................  S-28
Custodian, Transfer Agent, Dividend Paying Agent And
  Registrar.................................................  S-34
Experts.....................................................  S-35
Additional Information......................................  S-35
Report of Independent Registered Accountants and Financial
  Statements................................................   F-1
Appendix A -- Amended and Restated Statement Establishing
              and Fixing the Rights and Preferences of
              Taxable Auctioned Preferred Shares
Appendix B -- Ratings of Investments

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $50,000,000

                         NUVEEN REAL ESTATE INCOME FUND

                    TAXABLE AUCTIONED PREFERRED SHARES TAPS
                            2,000 SHARES, SERIES TH

                                ---------------

                                   PROSPECTUS

                                  MAY 23, 2006

                                ---------------

                                   CITIGROUP
                            NUVEEN INVESTMENTS, LLC
                                  A.G. EDWARDS
                              MERRILL LYNCH & CO.
                              UBS INVESTMENT BANK
                              WACHOVIA SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         NUVEEN REAL ESTATE INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company. This statement of additional information relating to the TAPS does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated May 23, 2006. This statement of additional information does not include all information that a prospective investor should consider before purchasing and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus or the Amended and Restated Statement Establishing and Fixing the Rights and Preferences of Taxable Auctioned Preferred Shares (the "Statement") attached as Appendix A.

                                TABLE OF CONTENTS

                                                                                                              PAGE
Investment Objectives..........................................................................................S-1
Investment Policies and Techniques.............................................................................S-2
Interest Rate Transactions.....................................................................................S-6
Management of The Fund.........................................................................................S-7
Portfolio Transactions and Brokerage..........................................................................S-20
Net Asset Value...............................................................................................S-21
Description of TAPS...........................................................................................S-22
Additional Information Concerning the Auctions for TAPS.......................................................S-23
Certain Provisions in the Declaration of Trust................................................................S-25
Repurchase of Common Shares; Conversion to Open-End Fund......................................................S-26
Tax Matters...................................................................................................S-28
Custodian, Transfer Agent, Dividend Paying Agent And Registrar................................................S-34
Experts  .....................................................................................................S-35
Additional Information........................................................................................S-35
Report of Independent Registered Accountants and Financial Statements..........................................F-1

Appendix A -      Amended and Restated Statement Establishing and Fixing the
                  Rights and Preferences of Taxable Auctioned Preferred Shares

Appendix B -      Ratings of Investments

   The date of this statement of additional information is May 23, 2006.

                              INVESTMENT OBJECTIVES

         The Fund's primary investment objective is high current income. The Fund's secondary investment objective is capital appreciation.

INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and the Preferred Shares, including TAPS (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, including TAPS, voting as a separate class:

         1. Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

         2. Borrow money, except as permitted by the Investment Company Act of 1940;

         3. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

         4. Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

         6. Make loans, other than by entering into repurchase agreements and through the purchase of debt securities in accordance with its investment objectives, policies and limitations; and;

         7. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

         For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and would therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares would be more volatile and the yield to shareholders would tend to fluctuate more than the yield generated by unleveraged shares.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

         1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

         2. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

         3. Purchase securities of companies for the purpose of exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

         It is the Fund's fundamental policy to concentrate its investments in the U.S. real estate market and not in any other industry. Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as real estate investment trusts ("REITs"). At least 80% of the Fund's total assets will be invested in income producing equity securities issued by REITs, and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund will invest at least 40% of its total assets in common stocks. The Fund will not invest more than 25% of its total assets in below or non-investment grade preferred stocks, convertible preferred stocks and debt securities (commonly known as "junk bonds"). The Fund may invest up to 20% of its total assets in debt companies. The actual percentage of common, preferred and convertible preferred stocks, rights and warrants and debt securities in the Fund's portfolio may vary over time based on Security Capital's assessment of market conditions.

REAL ESTATE COMPANIES

         For purposes of the Fund's investment policies, a real estate company is a company that:

         o derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

         o        has at least 50% of its assets in such real estate.

REAL ESTATE INVESTMENTS TRUSTS (REITS)

         A REIT is a company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objectives.

         REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

PREFERRED STOCKS

         Preferred stocks pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The Fund may invest in preferred stocks issued by real estate companies. It is the Fund's intention to initially invest approximately 40% of its total assets in preferred stocks issued by real estate companies. The actual percentage of preferred stocks in the Fund's portfolio may vary over time based on Security Capital's assessment of market conditions.

LOWER-RATED SECURITIES

         Securities of below grade investment quality (Ba/BB or below) are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

         Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

         The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

         It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

         The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody's, CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase.

ILLIQUID SECURITIES

         The Fund will not invest more than 10% of its total assets in illiquid real estate securities. All of the Fund's investments will be in securities of U.S. issuers, and the Fund will not invest more than 10% of its total assets in the securities of any one issuer.

NO SHORT SALES OR DERIVATIVES

         The Fund will not enter into short sales or invest in derivatives, except as described in the prospectus and the statement of additional information in connection with the interest rate swap or interest rate cap transactions. See "Interest Rate Transactions" below.

SHORT-TERM INVESTMENTS

         For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income investments. Short-term fixed income investments are defined to include, without limitation, the following:

         (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

         (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.
         (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
         (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
PORTFOLIO COMPOSITION BY INDUSTRY SECTOR
         The Fund's portfolio represents a range of industries. The following chart shows the allocation of the Fund's portfolio as of March 31, 2006. The information in the chart is unaudited.

INDUSTRIES
(as a % of total investments)
------------------------------------
Office                         25.6%
------------------------------------
Specialized                    20.2%
------------------------------------
Retail                         19.6%
------------------------------------
Residential                    18.1%
------------------------------------
Diversified                    11.3%
------------------------------------
Industrial                      3.1%
------------------------------------
Repurchase Agreements           2.1%
------------------------------------

                                      S-5

                           INTEREST RATE TRANSACTIONS

         In connection with the Fund's use of leverage through its sale of Fund Preferred Shares, including TAPS, or Borrowings, the Fund may enter into interest rate swap or cap transactions. The Fund has entered into interest rate swap transactions that are intended to hedge a portion of the Fund's dividend payment obligations under the currently outstanding TAPS. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares, including TAPS, of any variable rate Borrowings. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payment that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares, including TAPS, or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to redeem some or all of the Preferred Shares, including TAPS, or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND



TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at eight, one of whom is an "interested" person (as the term "interested" person is defined in the Investment Company Act of 1940) and seven of whom are not "interested" persons. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names, birthdate and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and any other directorships they hold are set forth below.

                                                                                                       NUMBER OF
                                             YEARS                                                     PORTFOLIOS
                                             FIRST                                                      IN FUND
                             POSITION(S)     ELECTED         PRINCIPAL OCCUPATION(S) INCLUDING          COMPLEX
     NAME, BIRTHDATE         HELD WITH       OR               OTHER DIRECTORSHIPS DURING PAST         OVERSEEN BY
       AND ADDRESS            THE FUND       APPOINTED(2)                FIVE YEARS                   BOARD MEMBER
--------------------         -----------     -------------   ----------------------------------       -------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

Timothy R.                 Chairman of          1994       Chairman (since 1996) and Director of          161
Schwertfeger(1)            the Board and                   Nuveen Investments, Inc., Nuveen
3/28/49                    Trustee                         Investments, LLC, Nuveen Advisory
333 W. Wacker Drive                                        Corp. and Nuveen Institutional
Chicago, IL  60606                                         Advisory Corp.(3); Director (since
                                                           1996) of Institutional Capital
                                                           Corporation; Chairman and Director
                                                           (since 1997) of Nuveen Asset
                                                           Management; Chairman and Director of
                                                           Rittenhouse Asset Management, Inc.
                                                           (since 1999); Chairman of Nuveen
                                                           Investments Advisers Inc. (since
                                                           2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

Robert P. Bremner          Board Member and          1997  Private Investor and Management                161
8/22/40                    Lead Independent                Consultant.
333 W. Wacker Drive        Trustee
Chicago, IL  60606

Lawrence H. Brown          Board member         1993       Retired (since 1989) as Senior Vice            161
7/29/34                                                    President of The Northern Trust
333 W. Wacker Drive                                        Company; Director (since 2002)
Chicago, IL  60606                                         Community Advisory Board for Highland
                                                           Park and Highwood, United Way of the
                                                           North Shore.

                                                                                                       NUMBER OF
                                             YEARS                                                     PORTFOLIOS
                                             FIRST                                                      IN FUND
                             POSITION(S)     ELECTED         PRINCIPAL OCCUPATION(S) INCLUDING          COMPLEX
     NAME, BIRTHDATE         HELD WITH       OR               OTHER DIRECTORSHIPS DURING PAST         OVERSEEN BY
       AND ADDRESS            THE FUND       APPOINTED(2)                FIVE YEARS                   BOARD MEMBER
--------------------         -----------     -------------   ----------------------------------       -------------

Jack B. Evans              Board member         1999       President, The Hall-Perrine                    161
10/22/48                                                   Foundation, a private philanthropic
333 W. Wacker Drive                                        corporation (since 1996); Director
Chicago, IL  60606                                         and Vice Chairman, United Fire Group,
                                                           a publicly held company; Adjunct
                                                           Faculty Member, University of Iowa;
                                                           Director, Gazette Companies; Life
                                                           Trustee of Coe College and Iowa
                                                           College Foundation; formerly,
                                                           Director, Alliant Energy; formerly,
                                                           Director, Federal Reserve Bank of
                                                           Chicago; formerly, President and Chief
                                                           Operating Officer, SCI Financial Group,
                                                           Inc., a regional financial services
                                                           firm.

William C. Hunter          Board member         2004       Dean and Distinguished Professor of            161
3/6/48                                                     Finance, School of Business at the
333 W. Wacker Drive                                        University of Connecticut (since
Chicago, IL  60606                                         2003); previously, Senior Vice
                                                           President and Director of Research
                                                           at the Federal Reserve Bank of
                                                           Chicago (1995-2003); Director (since
                                                           1997), Credit Research Center at
                                                           Georgetown University; Director
                                                           (since 2004) Xerox Corporation, Director
                                                           SS&C Technologies, Inc. (May 2005-
                                                           October 2005).

William J. Schneider       Board member         1997       Chairman of Miller-Valentine Partners          161
9/24/44                                                    Ltd., a real estate investment
333 W. Wacker Drive                                        company; formerly, Senior Partner and
Chicago, IL  60606                                         Chief Operating Officer (retired,
                                                           December 2004), of Miller-Valentine
                                                           Group; formerly, Vice President,
                                                           Miller-Valentine Realty; Board Member,
                                                           Chair of the Finance Committee and member
                                                           of the Audit Committee of Premier
                                                           Health Partners, the not-for-profit
                                                           company of Miami Valley Hospital; Vice
                                                           President, Dayton Philharmonic
                                                           Orchestra Association; Board
                                                           Member, Regional Leaders Forum, which
                                                           promotes cooperation on economic
                                                           development issues; Director, Dayton
                                                           Development Coalition; formerly,
                                                           Member, Community Advisory Board,
                                                           National City Bank, Dayton, Ohio and
                                                           Business Advisory Council, Cleveland
                                                           Federal Reserve Bank.

Judith M. Stockdale        Board member         1997       Executive Director, Gaylord and                161
12/29/47                                                   Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                        1994); prior thereto, Executive
Chicago, IL  60606                                         Director, Great Lakes Protection Fund
                                                           (from 1990 to 1994).

                                                                                                       NUMBER OF
                                             YEARS                                                     PORTFOLIOS
                                             FIRST                                                      IN FUND
                             POSITION(S)     ELECTED         PRINCIPAL OCCUPATION(S) INCLUDING          COMPLEX
     NAME, BIRTHDATE         HELD WITH       OR               OTHER DIRECTORSHIPS DURING PAST         OVERSEEN BY
       AND ADDRESS            THE FUND       APPOINTED(2)                FIVE YEARS                   BOARD MEMBER
--------------------         -----------     -------------   ----------------------------------       -------------
Eugene S. Sunshine         Board member         2005       Senior Vice President for Business             161
1/22/50                                                    and Finance, Northwestern University
333 W. Wacker Drive                                        (since 1997); Director (since 2003),
Chicago, IL  60606                                         Chicago Board Options Exchange;
                                                           Director (since 2003), National
                                                           Mentor Holdings, a privately-held,
                                                           national provider of home and
                                                           community-based services; Chairman
                                                           (since 1997), Board of Directors,
                                                           Rubicon, a pure captive insurance
                                                           company owned by Northwestern
                                                           University; Director (since 1997),
                                                           Evanston Chamber of Commerce and
                                                           Evanston Inventure, a business
                                                           development organization.


                                                                                                       NUMBER OF
                                             YEARS                                                     PORTFOLIOS
                                             FIRST                                                      IN FUND
                             POSITION(S)     ELECTED                                                    COMPLEX
     NAME, BIRTHDATE          HELD WITH      OR                   PRINCIPAL OCCUPATION(S)             OVERSEEN BY
       AND ADDRESS            THE FUNDS      APPOINTED(4)          DURING PAST FIVE YEARS               OFFICER
--------------------         -----------     -------------   ----------------------------------       -------------
OFFICERS OF THE FUND:

Gifford R. Zimmerman       Chief                1988       Managing Director (since 2002),                161
9/9/56                     Administrative                  Assistant Secretary and Associate
333 W. Wacker Drive        Officer                         General Counsel, formerly, Vice
Chicago, IL  60606                                         President and Assistant General
                                                           Counsel, of Nuveen Investments, LLC;
                                                           Managing Director (2002-2004),
                                                           General Counsel (1998-2004) and
                                                           Assistant Secretary, formerly, Vice
                                                           President of Nuveen Advisory Corp.
                                                           and Nuveen Institutional Advisory
                                                           Corp.(3); Managing Director (since
                                                           2002) and Assistant Secretary and
                                                           Associate General Counsel, formerly,
                                                           Vice President (since 1997), of
                                                           Nuveen Asset Management; Managing
                                                           Director (since 2004) and Assistant
                                                           Secretary (since 1994) of Nuveen
                                                           Investments, Inc.; Assistant
                                                           Secretary of NWQ Investment
                                                           Management Company, LLC. (since
                                                           2002); Vice President and Assistant
                                                           Secretary of Nuveen Investments
                                                           Advisers Inc. (since 2002); Managing
                                                           Director, Associate General Counsel
                                                           and Assistant Secretary of
                                                           Rittenhouse Asset Management, Inc.
                                                           (since 2003); Assistant Secretary of
                                                           Symphony Asset Management LLC (since
                                                           2003); Chartered Financial Analyst.

Julia L. Antonatos         Vice                 2004       Managing Director (since 2005),                161
9/22/63                    President                       formerly, Vice President (since 2002),
333 W. Wacker Drive                                        formerly, Assistant Vice President
Chicago, IL  60606                                         (since 1999) of Nuveen Investments,
                                                           LLC; Chartered Financial Analyst.

Michael T. Atkinson        Vice                 2000       Vice President (since 2002),                   161
2/3/66                     President and                   formerly, Assistant Vice President
333 W. Wacker Drive        Assistant                       (since 2000) of Nuveen Investments,
Chicago, IL  60606         Secretary                       LLC.

                                      S-9

                                                                                                        NUMBER OF
                                             YEARS                                                     PORTFOLIOS
                                             FIRST                                                       IN FUND
                             POSITION(S)     ELECTED                                                     COMPLEX
     NAME, BIRTHDATE          HELD WITH      OR                   PRINCIPAL OCCUPATION(S)              OVERSEEN BY
       AND ADDRESS            THE FUNDS      APPOINTED(4)          DURING PAST FIVE YEARS                OFFICER
--------------------         -----------     -------------   ----------------------------------       -------------

Peter H. D'Arrigo          Vice                 1999       Vice President and Treasurer of Nuveen         161
11/28/67                   President and                   Investments, LLC (since 1999); Vice
333 W. Wacker Drive        Treasurer                       President and Treasurer (since 1999)
Chicago, IL  60606                                         of Nuveen Investments, Inc.; Vice
                                                           President and Treasurer (1999-2004) of
                                                           Nuveen Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.(3); Vice
                                                           President and Treasurer of Nuveen
                                                           Asset Management (since 2002) and of
                                                           Nuveen Investments Advisers Inc.
                                                           (since 2002); Assistant Treasurer of
                                                           NWQ Investment Management Company,
                                                           LLC. (since 2002); Vice President and
                                                           Treasurer of Nuveen Rittenhouse Asset
                                                           Management, Inc. (since 2003);
                                                           Treasurer of Symphony Asset Management
                                                           LLC (since 2003); Chartered Financial
                                                           Analyst.

John N. Desmond            Vice President       2005       Vice President, Director of                    161
8/24/61                                                    Investment Operations, Nuveen
333 W. Wacker Drive                                        Investments, LLC (since January
Chicago, IL  60606                                         2005); formerly, Director, Business
                                                           Manager, Deutsche Asset Management
                                                           (2003-2004), Director, Business
                                                           Development and Transformation,
                                                           Deutsche Trust Bank Japan (2002-2003);
                                                           previously, Senior Vice President, Head
                                                           of Investment Operations and
                                                           Systems, Scudder Investments Japan
                                                           (2000-2002), Senior Vice President, Head
                                                           of Plan Administration and
                                                           Participant Services, Scudder
                                                           Investments (1995-2002).

Jessica R. Droeger         Vice                 1998       Vice President (since 2002),                   161
9/24/64                    President and                   Assistant Secretary and Assistant
333 W. Wacker Drive        Secretary                       General Counsel (since 1998),
Chicago, IL  60606                                         formerly, Assistant Vice President
                                                           (since 1998) of Nuveen Investments,
                                                           LLC; Vice President (2002-2004) and
                                                           Assistant Secretary (1998-2004)
                                                           formerly, Assistant Vice President of
                                                           Nuveen Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.(3); Vice
                                                           President and Assistant Secretary
                                                           (since 2005) of Nuveen Asset
                                                           Management.

Lorna C. Ferguson          Vice President       1998       Managing Director (since 2004),                161
10/24/45                                                   formerly, Vice President of Nuveen
333 W. Wacker Drive                                        Investments, LLC, Managing Director
Chicago, IL  60606                                         (2004) formerly, Vice President
                                                           (1998-2004) of Nuveen Advisory Corp.
                                                           and Nuveen Institutional Advisory
                                                           Corp.(3); Managing Director (since
                                                           2005) of Nuveen Asset Management.

William M. Fitzgerald      Vice President       1995       Managing Director (since 2002),                161
3/2/64                                                     formerly, Vice President of Nuveen
333 W. Wacker Drive                                        Investments, LLC; Managing Director
Chicago, IL  60606                                         (1997-2004) of Nuveen Advisory Corp.
                                                           and Nuveen Institutional Advisory
                                                           Corp.(3); Managing Director of Nuveen
                                                           Asset Management (since 2001); Vice
                                                           President of Nuveen Investments
                                                           Advisers Inc. (since 2002); Chartered
                                                           Financial Analyst.

Stephen D. Foy             Vice                 1998       Vice President (since 1993) and Funds          161
5/31/54                    President and                   Controller (since 1998) of Nuveen
333 W. Wacker Drive        Controller                      Investments, LLC; formerly, Vice
Chicago, IL  60606                                         President and Funds Controller
                                                           (1998-2004) of Nuveen Investments,
                                                           Inc.; Vice President of Nuveen Asset
                                                           Management (since 2005); Certified
                                                           Public Accountant.

                                                                                                        NUMBER OF
                                             YEARS                                                     PORTFOLIOS
                                             FIRST                                                       IN FUND
                             POSITION(S)     ELECTED                                                     COMPLEX
   NAME, BIRTHDATE            HELD WITH      OR                  PRINCIPAL OCCUPATION(S)               OVERSEEN BY
     AND ADDRESS              THE FUNDS      APPOINTED(4)         DURING PAST FIVE YEARS                 OFFICER
--------------------         -----------     -------------   ----------------------------------       -------------

James D. Grassi            Vice                 2004       Vice President and Deputy Director of          161
4/13/56                    President and                   Compliance (since 2004) of Nuveen
333 W. Wacker Drive        Chief                           Investments, LLC, Nuveen Investments
Chicago, IL  60606         Compliance                      Advisers Inc., Nuveen Asset
                           Officer                         Management and Rittenhouse Asset
                                                           Management, Inc.; previously, Vice
                                                           President and Deputy Director of
                                                           Compliance (2004) of Nuveen Advisory
                                                           Corp. and Nuveen Institutional
                                                           Advisory Corp.(3); formerly, Senior
                                                           Attorney (1994-2004), The Northern
                                                           Trust Company.

David J. Lamb              Vice President       2000       Vice President (since 2000) of Nuveen          161
3/22/63                                                    Investments, LLC; Certified Public
333 W. Wacker Drive                                        Accountant.
Chicago, IL  60606

Tina M. Lazar              Vice President       2002       Vice President of Nuveen Investments,          161
8/27/61                                                    LLC (since 1999).
333 W. Wacker Drive
Chicago, IL  60606

Larry W. Martin            Vice                 1988       Vice President, Assistant Secretary            161
7/27/51                    President and                   and Assistant General Counsel of
333 W. Wacker Drive        Assistant                       Nuveen Investments, LLC; Vice
Chicago, IL  60606         Secretary                       President and Assistant Secretary of
                                                           Nuveen Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.(3); Vice
                                                           President (since 2005) and Assistant
                                                           Secretary of Nuveen Investments,
                                                           Inc.; Vice President (since 2005) and
                                                           Assistant Secretary (since 1997) of
                                                           Nuveen Asset Management; Vice
                                                           President (since 2000), Assistant
                                                           Secretary and Assistant General
                                                           Counsel (since 1998) of Rittenhouse
                                                           Asset Management, Inc.; Vice
                                                           President and Assistant Secretary of
                                                           Nuveen Investments Advisers Inc.
                                                           (since 2002); Assistant Secretary of
                                                           NWQ Investment Management Company,
                                                           LLC (since 2002) and Symphony Asset
                                                           Management (since 2003).

---------------------------------------

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

     Prior to the Fund's 2007 annual meeting of shareholders, the trustees will classify themselves by resolution as Class I, Class II and Class III trustees to be elected by the holders of the Fund's outstanding Common Shares and Preferred Shares, voting together as a single class. Class I trustees will be elected for a term expiring at the first annual meeting following their election, Class II trustees for a term expiring at the second annual meeting following their election and Class III trustees for a term expiring at the third annual meeting following their election. In addition, prior to the Fund's 2007 annual meeting the trustees will designate by resolution two trustees to be elected solely by the holders of the Fund's outstanding Preferred Shares (the "Preferred Trustees"). The Preferred Trustees will be elected by holders of Preferred Shares on an annual basis.

COMMITTEES OF THE BOARD

         The Board of the Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

         Executive Committee. Robert P. Bremner, Judith M. Stockdale and Timothy
R. Schwertfeger, Chair, serve as members of the executive committee of the Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of the Fund held no meetings during its last fiscal year.

         Dividend Committee. Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of the Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of the Fund held five meetings during its last fiscal year.

         Compliance Risk Management and Regulatory Oversight Committee. Lawrence
H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of the Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee was responsible during 2005 for the oversight of the Pricing Procedures of the Fund and the internal Valuation Group. The compliance, risk management and regulatory oversight committee of the Fund held four meetings during its last fiscal year.

          Audit Committee. The Fund's Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is composed of Independent Board Members who are also "independent" as that term is defined in the listing standards pertaining to closed-end funds of the American Stock Exchange. Robert P. Bremner, Lawrence
H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of the Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Fund (2) the quality and integrity of the financial statements of the Fund and (3) the independent registered public accounting firm's qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Fund's independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. Since 2005, the audit committee has been responsible for the oversight of the Pricing Procedures of the Fund and the internal Valuation Group. The Board has adopted a written Audit Committee Charter that conforms to the listing standards of the American Stock Exchange. The audit committee of the Fund held four meetings during its last fiscal year.

         Nominating and Governance Committee. The Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also "independent" as defined by American Stock Exchange listing standards. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine are current members of the nominating and governance committee of the Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Fund's Board. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustee. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at http://www.nuveen.com/etf/products/fundGovernance.aspx. The nominating and governance committee of the Fund held four meetings during its last fiscal year.

         The Independent Board Members have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board's effectiveness, and working with the Adviser's staff and outside counsel on board meeting agendas, board material and workshops for trustees to ensure that the priorities of the Independent Board Members are addressed.

         The Board held four regular quarterly meetings and four special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of the Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundgovernance.aspx.

COMPENSATION OF BOARD MEMBERS

         Prior to January 1, 2006, Independent Board Members of the Fund received an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $750 per day for audit committee attendance by telephone or in person where in-person attendance is not required and $500 per day for compliance, risk management and regulatory oversight committee attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) received $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees were organized, the Board may have provided for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management could have, in its discretion, established a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Fund.

         Effective January 1, 2006, Independent Board Members for the Fund receive a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Fund.

         The Boards established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Fund may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees.

         The following table sets forth compensation paid by the Fund during the fiscal year ended December 31, 2005.

                                                                              AMOUNT OF
                                                           TOTAL                TOTAL
                                                        COMPENSATION        COMPENSATION
                                                       FROM FUND AND        THAT HAS BEEN
       NAME OF TRUSTEE                 FUND            FUND COMPLEX*          DEFERRED
-------------------------------     -------------      --------------       --------------
Robert P. Bremner............               1,548             133,125               16,832
Lawrence H. Brown............               1,537             134,625                   --
Jack B. Evans................               1,592             138,625               29,251
William C. Hunter............               1,482             119,625              103,152
William J. Schneider.........               1,627             136,125              115,159
Judith M. Stockdale..........               1,462             119,725               51,055
Eugene S. Sunshine...........               1,085              88,435               59,771

---------------------------------------
* Based on the total compensation paid to the trustees for the one year period ending December 31, 2005 for services to the Nuveen open-end and closed-end funds advised by NAM.
         The Fund has no employees. Its officers are compensated by NAM or Nuveen.
         Nuveen Investments, Inc. ("Nuveen") maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAM are eligible to participate in the charitable contributions program of Nuveen. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen under the direct program is made solely at the discretion of the Corporate Contributions Committee.
OWNERSHIP OF SHARES OF THE FUND AND OTHER NUVEEN FUNDS

         The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the other registered investment companies for which NAM serves as investment adviser (collectively, "Nuveen Funds"), in the aggregate. The value of shares of the Nuveen Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2005. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee's beneficial ownership of shares of the Nuveen Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                                   AGGREGATE DOLLAR RANGE OF EQUITY
                                          DOLLAR RANGE OF            SECURITIES IN ALL REGISTERED
                                         EQUITY SECURITIES        INVESTMENT COMPANIES IN THE NUVEEN
           NAME OF TRUSTEE                  IN THE FUND                          FUNDS
----------------------------             -----------------        -----------------------------------

INTERESTED TRUSTEES:
Timothy R. Schwertfeger.....                 Over $100,000                              Over $100,000

NON-INTERESTED TRUSTEES:
Robert F. Bremner...........                             0                              Over $100,000
Lawrence H. Brown...........             $ 10,001 - 50,000                              Over $100,000
Jack B. Evans...............             $ 10,001 - 50,000                              Over $100,000
William C. Hunter...........                             0                              Over $100,000
William J. Schneider........                             0                              Over $100,000
Judith M. Stockdale.........                             0                              Over $100,000
Eugene S. Sunshine..........                             0                              Over $100,000


As of December 31, 2005, the officers and Trustees of the Fund, as a group, owned less than 1% of any class of the Fund's outstanding securities.

CODE OF ETHICS

         The Fund, NAM, Nuveen, Security Capital and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM, Nuveen and Security Capital can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING PROCEDURES

         The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Security Capital in accordance with its proxy voting procedures.

         The Fund has granted to Security Capital the authority to vote proxies on its behalf. Security Capital's proxy voting policies and procedures are summarized as follows:

         Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues. Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

         To oversee and monitor the proxy-voting process, Security Capital will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

         Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

INVESTMENT ADVISER AND SUBADVISER

         NAM acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. NAM is responsible for the selection of the subadviser, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NAM, see "Management of the Fund" in the Fund's Prospectus.
         NAM is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. According to data from Thomson Financial, Nuveen is a leading sponsor of exchange-traded funds as measured by number of funds (114) and fund assets under management ($51.8 billion) as of March 31, 2006. Overall, Nuveen and its affiliates have over $145 billion in assets under management or surveillance. Nuveen is a publicly-traded company and is principally engaged in asset management and related research.
         Security Capital, 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, is the subadviser to the Fund. Security Capital is a wholly owned subsidiary of J.P. Morgan Chase & Co. Security Capital, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in January 1995 and had assets under management of approximately $5.9 billion as of March 31, 2006.

         A team of full-time Security Capital professionals, working together as the Fund's Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. The members of the Portfolio Management Committee are as follows:

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry.

KEVIN W. BEDELL is a Managing Director of Security Capital where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion.

DAVID E. ROSENBAUM is a Managing Director of Security Capital where he leads the Investment Structuring Team. He is also Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1997, Mr. Rosenbaum was a Vice President at Lazard Freres & Co., LLC, where he structured investments in real estate operating companies.

         See "The Fund's Investments--Investment Process" in the Fund's prospectus for more information.

         The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

                        NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
        PORTFOLIO       Registered Investment     Other Pooled Investment     Other Accounts             Other Accounts on which the
         MANAGER        Companies                 Vehicles                                               Advisory Fee is based on
                                                                                                         performance
------------------------------------------------------------------------------------------------------------------------------------
                        Number of  Total Assets   Number of    Total Assets   Number of   Total Assets   Number of  Total Assets
                        Accounts   ($billions)    Accounts     ($billions)    Accounts    ($billions)    Accounts   ($billions)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr.       4       $0.8              1         $1.9              526      $2.1               5      $0.5
------------------------------------------------------------------------------------------------------------------------------------
Kenneth D. Statz           4       $0.8              1         $1.9              518      $2.1               5      $0.5
------------------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell            4       $0.8              1         $1.9              524      $2.1               5      $0.5
------------------------------------------------------------------------------------------------------------------------------------
David E. Rosenbaum         4       $0.8              1         $1.9              525      $2.1               5      $0.5
------------------------------------------------------------------------------------------------------------------------------------

         The Fund's portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

         As shown in the above tables, the Fund's portfolio managers may manage accounts in addition to the Fund. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies to the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

         Responsibility for managing Security Capital's clients' portfolios is organized according to investment strategies. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

         Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Fund invests, Security Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

         Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

         Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Security Capital's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.
         The Fund's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each portfolio manager and are not based on the performance of any account. Cash bonuses are variable and are focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Portfolio manager compensation is not based on the value of assets held in the Fund's portfolio.
         At December 31, 2005, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

                                                             Dollar Range of Equity Securities
Portfolio Manager                                            Beneficially Owned in Fund
-----------------                                            ---------------------------------
Anthony R. Manno, Jr.                                                 $ 10,001 - $ 50,000
Kenneth D. Statz                                                      $ 100,001 - $ 500,000
Kevin W. Bedell                                                         None
David E. Rosenbaum                                                    $ 50,001 - $ 100,000

         Pursuant to an investment management agreement between NAM and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay for the overall advisory and administrative services and general office facilities provided by NAM an annual management fee. The Fund's management fee is separated into two components -- a complex-level component, based on the aggregate amount of all fund assets managed by NAM, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NAM.
         The annual fund-level fee, payable monthly, for the Fund is based upon the daily Managed Assets of the Fund as follows:

                                               FUND-LEVEL
       AVERAGE DAILY NET ASSETS(1)           MANAGEMENT FEE
----------------------------------------     --------------
Up to $500 million......................         .7000%
$500 million to $1 billion..............         .6750%
$1 billion to $1.5 billion..............         .6500%
$1.5 billion to $2 billion..............         .6250%
$2 billion and over.....................         .6000%

---------------------------------------
(1) Net assets including assets attributable to Preferred Shares, including TAPS, and the principal amount of Borrowings.

         The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2006, the complex-level fee rate was .1887%.

                                                                              COMPLEX-LEVEL
                       COMPLEX-LEVEL ASSETS(1)                                  FEE RATE
-------------------------------------------------------------------        ------------------
For the first $55 billion..........................................               .2000%
For the next $1 billion............................................               .1800
For the next $1 billion............................................               .1600
For the next $3 billion............................................               .1425
For the next $3 billion............................................               .1325
For the next $3 billion............................................               .1250
For the next $5 billion............................................               .1200
For the next $5 billion............................................               .1175
For the next $15 billion...........................................               .1150
For Managed Assets over $91 billion(2).............................               .1400

---------------------------------------
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

         Pursuant to a Sub-Advisory Agreement between NAM and Security Capital (the "Sub-Advisory Agreement"), Security Capital manages the investment portfolio of the Fund and receives from NAM a percent of the management fee (net of the reimbursement described below) according to the following schedule:

     AVERAGE DAILY MANAGED ASSETS(1)         MANAGEMENT FEE
----------------------------------------     --------------
Up to $125 million......................          50.0%
$125 million to $150 million............          47.5%
$150 million to $175 million............          45.0%
$175 million to $200 million............          42.5%
$200 million and over...................          40.0%

---------------------------------------
(1) Net assets including assets attributable to Preferred Shares, including TAPS, and the principal amount of Borrowings.

         In addition to the fee of NAM, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, including TAPS, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Investment Management Agreement and the Sub-Advisory Agreement (the "Advisory Agreements") have been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund. The renewal of the Advisory Agreements was last approved on May 10-12, 2005. A discussion regarding the Board of Trustees' decision to approve the renewal of the Advisory Agreements is available in the Fund's semiannual report to shareholders for the six-month period ended June 30, 2005.

         For the first ten years of the Fund's operation, NAM has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                                         PERCENTAGE                                           PERCENTAGE
                                      REIMBURSED (AS A                                     REIMBURSED (AS A
                                        PERCENTAGE OF                                        PERCENTAGE OF
          YEAR ENDING                   AVERAGE DAILY              YEAR ENDING               AVERAGE DAILY
          NOVEMBER 30,               MANAGED ASSETS)(1)            NOVEMBER 30,           MANAGED ASSETS)(1)
--------------------------------     ------------------            ------------           ------------------
      2001(2)...................           .30%                        2007                     .25%
      2002......................           .30%                        2008                     .20%
      2003......................           .30%                        2009                     .15%
      2004......................           .30%                        2010                     .10%
      2005......................           .30%                        2011                     .05%
      2006......................           .30%


---------------------------------------
(1) Net assets including assets attributable to Preferred Shares, including TAPS, and the principal amount of Borrowings.

(2)      From the commencement of operations.

         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common shareholders. NAM has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

          The Fund, NAM, Security Capital, Nuveen, and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio management team, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and brokerage commission rates are made by Security Capital. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         In selecting a broker to execute each particular transaction, Security Capital will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Security Capital shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Security Capital determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Security Capital's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Security Capital and is available for the benefit of other accounts advised by Security Capital and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Security Capital's expenses, it is not possible to estimate its value and in the opinion of Security Capital it does not reduce Security Capital's expenses in a determinable amount. The extent to which Security Capital makes use of statistical, research and other services furnished by brokers is considered by Security Capital in the allocation of brokerage business but there is no formula by which such business is allocated. Security Capital does so in accordance with their judgment of the best interests of the Fund and its shareholders. Security Capital may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the NASD, and subject to seeking best price and execution, Security Capital may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

         Certain other clients of Security Capital may have investment objectives and policies similar to those of the Fund. Security Capital may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Security Capital to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable to Security Capital to the accounts involved, including the Fund. When two or more of the clients of Security Capital (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

         Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue purchased by the Fund, the amount which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

         The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

         For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

         Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

                               DESCRIPTION OF TAPS

         The Fund shall deliver to the Auction Agent and Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating TAPS) and any other rating agency which is then rating TAPS and when so requires a certificate which sets forth a determination of certain items (a "TAPS Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month,
(C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the TAPS Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including TAPS, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the TAPS Basic Maintenance Amount. Such TAPS Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

         The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating TAPS) and any Other Rating Agency which is then rating TAPS and which so requires a certificate with respect to the calculation of the 1940 Act TAPS Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act TAPS Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act TAPS Asset Coverage. Such 1940 Act TAPS Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this Section 12 may be combined into a single certificate.

         Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating TAPS) and any Other Rating Agency which is then rating TAPS and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the TAPS Basic Maintenance Certificate and the 1940 Act TAPS Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a TAPS Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating the TAPS) and any Other Rating Agency which is then rating TAPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such TAPS Basic Maintenance Certificate and in any other TAPS Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act TAPS Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating the TAPS) and any Other Rating Agency which is then rating TAPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act TAPS Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each TAPS Basic Maintenance Certificate and 1940 Act TAPS Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (d) or clause (ii) (B) of paragraph (e) of this Section 13, as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the TAPS Basic Maintenance Amount on any prior Valuation Dates.

            ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR TAPS



GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of TAPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for TAPS. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of TAPS. One certificate for all of the shares of each series of TAPS will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of TAPS contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of TAPS. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, as described under "Description of TAPS--Voting Rights" in the prospectus, Cede will be the holder of record of all shares of each series of TAPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in TAPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of TAPS, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of TAPS" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for shares of TAPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of TAPS placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, TAPS will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, including TAPS, outstanding at the time, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and Preferred Shares, including TAPS, outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, including TAPS, outstanding at the time, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including TAPS, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's Preferred Shares, including TAPS, outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's Preferred Shares, including TAPS, outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of Preferred Shares, including TAPS, are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interest of the Fund and its shareholders.

         Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration of Trust provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's Preferred Shares, including TAPS, are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares, including TAPS, dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares, including TAPS (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees of the Fund at the time it considers such issue, it is the Board of Trustees' present policy, which may be changed by the Board of Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and Preferred Shares, including TAPS, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's Preferred Shares, including TAPS, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or By-laws. See the prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares, including TAPS, then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares, including TAPS, are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's prospectus under "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           FEDERAL INCOME TAX MATTERS


         The following is intended to be a general summary of certain federal income tax consequences of investing in TAPS. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund has elected to be treated, and intends to continue to qualify for each of its taxable years, as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stocks, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a "Qualified Publicly Traded Partnership"); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or any one or more Qualified Publicly Traded Partnerships.

         As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid, the Fund (but not its shareholders) generally will be relieved of U.S. federal income taxes on its investment company taxable income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum effective rate of 35%) on any undistributed investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute dividends which, although possibly eligible to be treated as qualified dividend income in the case of noncorporate shareholders and for the dividends received deduction available to corporate shareholders, would be taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated as long-term capital gain in the shareholder's hands.

         If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the TAPS until the asset coverage is restored. See "Description of TAPS--Restrictions on Dividends, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability, a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

         Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940 Act) TAPS in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem TAPS and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

         Use of the Fund's cash to repurchase or redeem TAPS may adversely affect the Fund's ability to distribute annually at least 90% of its investment company taxable income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of TAPS, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of TAPS might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

         Investments of the Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy both the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes, even though the Fund receives no cash interest payments. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

         The Fund's transactions in forward contracts and options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In addition, certain Fund investments may produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively when issued, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Fund does not presently intend to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF TAPS

         Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the TAPS, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of TAPS will be able to sell his or her shares, the Fund is of the opinion that the TAPS will constitute stock of the Fund, and thus distributions with respect to the TAPS (other than capital gain distributions and distributions in redemption of the TAPS subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.
         The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the TAPS are entitled. Holders of the TAPS are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Shares and the TAPS as consisting of particular types of income (net capital gain, ordinary income and other income), in accordance with each class's proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the TAPS during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gains dividend (or as qualified dividend income), capital gains distributions (or as qualified dividend income) in proportion to the total dividends paid on the TAPS during the year to the total distributions paid on both the TAPS and the Common Shares during the year. Each holder of the TAPS during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income (other than distributions of qualified dividend income). For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements contained in the Code are met by both the Fund and the holders. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of the Fund's net capital gains, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the TAPS have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her shares of TAPS and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of shares of TAPS who holds his or her shares of TAPS as a capital asset.

         Although the Fund is required to distribute annually at least 90% of its investment company taxable income, the Fund is not required to distribute net capital gain to its shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). In such case, the Fund may elect to have its shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of the net undistributed capital gain (to the extent of the distribution he or she would have received if the Fund distributed such net capital gain), with the result that such shareholders will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will receive a refundable tax credit for his or her pro rata share of the tax paid by the Fund on the net undistributed capital gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution, less the tax credit. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the TAPS for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service or counsel as to the allocation of the net undistributed capital gain between the Common Shares and the TAPS, the Fund intends to distribute its net capital gain for any year during which it has shares of TAPS outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of TAPS are entitled.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

         Most of the Fund's investment company taxable income is expected to be derived from dividends from REITs and interest-bearing securities. Accordingly, dividends paid with respect to the TAPS generally will not qualify for the dividends received deduction available to corporate shareholders. However, from time to time, a portion of the Fund's investment company taxable income may be attributable to dividends on equity securities that are eligible for the dividends received deduction under Section 243 of the Code. Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the TAPS dividend representing the shareholder's portion of the Fund's eligible dividend income. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the holding period requirements of Section 246(c) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction. The Fund will inform holders of shares of TAPS of the source and tax status of all distributions shortly after the close of each calendar year.

SALE OF SHARES

         A holder's sale of shares of TAPS will be a taxable transaction for federal income tax purposes. Selling holders of shares of TAPS will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares of TAPS sold. If such shares of TAPS are held as a capital asset, the gain or loss will generally be a capital gain or loss.

Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the shares of TAPS actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss if several conditions imposed by the Code are satisfied. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of shares of TAPS held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares. The ability to otherwise deduct capital losses may be subject to other limitations under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

TAX SHELTER REPORTING REGULATIONS

         Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

OTHER TAXATION

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Federal Income Tax Matters--Investment in Real Estate Investment Trusts" above), which tax is generally withheld from such distributions. However, under the American Jobs Creation Act of 2004 (the "Act"), a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.
         A foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. However, unless certain conditions are satisfied, a foreign shareholder may be subject to tax on the gain realized upon the sale or exchange of the shareholder's shares of the Fund if, at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" except, as provided for under the Act for periods prior to January 1, 2008, where the regulated investment company is 50% or more owned by U.S. persons. In such event the gain from the sale or exchange would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares. This withholding tax would then be credited against the foreign shareholder's U.S. federal income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 5% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a trade or business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.
         Under the Act, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally cause the non-U.S. shareholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described for "effectively connected" income described below; provided the Fund is a "U.S. real property holding corporation." In determining whether the Fund is a U.S. real property holding corporation for this purpose, the Fund must include as U.S. real property interests its holdings (i) of regulated investment company ("RIC") or REIT stock if such RIC or REIT stock is a U.S. real property holding corporation, even if such stock is regularly traded on an established securities market and the Fund owns 50% or less of such stock and (ii) in any domestically controlled RIC or REIT that is a U.S. real property holding corporation. However, non-U.S. shareholders will not treat such gain as income effectively connected if the stock of the Fund is publicly traded and such shareholder holds 5% or less of such stock. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. shareholder to file a U.S. federal income tax return. This provision generally applies to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.
         However, a foreign shareholder who is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

         If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

         Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in TAPS.

                      CUSTODIAN, TRANSFER AGENT, DIVIDEND
                           PAYING AGENT AND REGISTRAR

         The custodian of the assets of the Fund is State Street Bank & Trust Company ("State Street"), One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street. The Bank of New York, whose address is One Wall Street, New York, New York 10286, is the Auction Agent with respect to shares of TAPS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the TAPS.

                                    EXPERTS


          The Financial Statements of the Fund as of December 31, 2005, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, Chicago, Illinois, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2 relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

          Report of
               INDEPENDENT REGISTERED
               PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN REAL ESTATE INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Estate Income Fund as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at December 31, 2005, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                       Ernst & Young LLP

Chicago, Illinois
February 14, 2006

          Nuveen Real Estate Income Fund (JRS)
          Portfolio of
               INVESTMENTS December 31, 2005

  SHARES    DESCRIPTION(1)                                              VALUE
  ------    --------------                                          ------------
            REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 89.6%
            (70.6% OF TOTAL INVESTMENTS)

            APARTMENTS - 13.9%
  215,300   Apartment Investment & Management Company, Class A      $  8,153,411
  795,000   Archstone-Smith Trust                                     33,302,550
  516,400   AvalonBay Communities, Inc.                               46,088,700
                                                                    ------------
            Total Apartments                                          87,544,661
                                                                    ============
            DIVERSIFIED - 4.1%
1,500,000   Newkirk Realty Trust Inc.                                 23,250,000
  222,900   Spirit Finance Corporation                                 2,529,915
                                                                    ------------
            Total Diversified                                         25,779,915
                                                                    ============
            HEALTH CARE PROPERTY - 10.8%
  270,000   Cogdell Spencer Inc.                                       4,560,300
1,587,300   Nationwide Health Properties, Inc.                        33,968,220
1,740,300   Senior Housing Properties Trust                           29,428,473
                                                                    ------------
            Total Health Care Property                                67,956,993
                                                                    ============
            HOTELS - 0.7%
  492,564   Hersha Hospitality Trust                                   4,438,002
                                                                    ------------
            INDUSTRIAL PROPERTIES - 2.8%
  459,600   First Industrial Realty Trust, Inc.                       17,694,600
                                                                    ------------
            OFFICE PROPERTIES - 35.8%
1,286,200   Arden Realty, Inc.                                        57,660,346
  477,300   Equity Office Properties Trust                            14,476,509
3,059,400   HRPT Properties Trust                                     31,664,790
1,265,500   Mack-Cali Realty Corporation                              54,669,600
  264,600   Maguire Properties, Inc.                                   8,176,140
1,120,600   Reckson Associates Realty Corporation                     40,319,188
1,579,000   Republic Property Trust                                   18,948,000
                                                                    ------------
            Total Office Properties                                  225,914,573
                                                                    ============
            REGIONAL MALLS - 10.4%
  971,000   The Macerich Company                                      65,192,940
                                                                    ------------
            SELF STORAGE CENTERS - 3.3%
  984,200   U-Store-It Trust                                          20,717,410
                                                                    ------------
            SHOPPING CENTERS - 7.8%
  239,600   Cedar Shopping Centers Inc.                                3,371,172
  413,800   Federal Realty Investment Trust                           25,096,970
  880,300   New Plan Excel Realty Trust                               20,405,354
                                                                    ------------
            Total Shopping Centers                                    48,873,496
                                                                    ------------
            Total Real Estate Investment Trust Common Stocks
               (cost $346,527,690)                                   564,112,590
                                                                    ============

          Portfolio of
               INVESTMENTS December 31, 2005

  SHARES    DESCRIPTION(1)                                        COUPON       VALUE
  ------    --------------                                        ------   ------------
            REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS -
            36.7% (29.0% OF TOTAL INVESTMENTS)

            APARTMENTS - 8.7%
  603,500   Apartment Investment & Management Company, Series R   10.000%  $ 15,401,320
  461,100   Apartment Investment & Management Company, Series U    7.750%    11,453,724
  158,000   Apartment Investment & Management Company, Series Y    7.875%     3,965,800
  945,000   Home Properties Inc., Series F                         9.000%    24,258,150
                                                                           ------------
            Total Apartments                                                 55,078,994
                                                                           ============
            DIVERSIFIED - 9.7%
1,031,300   Crescent Real Estate Equities Company, Series A
               (Convertible)                                       6.750%    22,059,507
  850,000   Crescent Real Estate Equities Company, Series B        9.500%    22,355,000
  150,000   Lexington Corporate Properties Trust, Series B         8.050%     3,805,500
  497,623   PS Business Parks, Inc., Series F                      8.750%    12,654,553
                                                                           ------------
            Total Diversified                                                60,874,560
                                                                           ============
            HOTELS - 6.0%
  130,000   Ashford Hospitality Trust, Series A                    8.550%     3,328,000
  339,000   Boykin Lodging Company, Series A                      10.500%     8,864,850
  310,000   FelCor Lodging Trust Inc., Series C, (2)               8.000%     7,446,200
  120,000   Hersha Hospitality Trust, Series A                     8.000%     2,962,800
  592,000   LaSalle Hotel Properties, Series A                    10.250%    15,392,000
                                                                           ------------
            Total Hotels                                                     37,993,850
                                                                           ============
            OFFICE PROPERTIES - 5.6%
   95,400   Alexandria Real Estate Equities Inc., Series B         9.100%     2,422,206
  160,000   Alexandria Real Estate Equities Inc., Series C         8.375%     4,120,800
  200,000   Corporate Office Properties Trust, Series G            8.000%     5,069,000
   12,141   Highwoods Properties, Inc., Series A                   8.625%    13,415,805
  406,000   Maguire Properties, Inc., Series A                     7.625%     9,947,000
                                                                           ------------
            Total Office Properties                                          34,974,811
                                                                           ============
            REGIONAL MALLS - 5.5%
  113,000   Glimcher Realty Trust, Series F                        8.750%     2,895,625
   50,000   Glimcher Realty Trust, Series G                        8.125%     1,252,250
  400,000   Taubman Centers, Inc., Series H                        7.625%    10,100,000
  115,200   The Mills Corp., Series C                              9.000%     2,975,616
  213,000   The Mills Corp., Series E                              8.750%     5,452,800
  480,000   The Mills Corp., Series G                              7.875%    12,090,000
                                                                           ------------
            Total Regional Malls                                             34,766,291
                                                                           ============
            SHOPPING CENTERS - 1.2%
  160,000   Cedar Shopping Centers Inc., Series A                  8.875%     4,285,008
  125,000   Saul Centers, Inc., Series A                           8.000%     3,200,000
                                                                           ------------
            Total Shopping Centers                                            7,485,008
                                                                           ------------
            Total Real Estate Investment Trust Preferred Stocks
               (cost $222,982,647)                                          231,173,514
                                                                           ============

          Portfolio of
               INVESTMENTS December 31, 2005

PRINCIPAL
  AMOUNT
  (000)     DESCRIPTION(1)                                                       COUPON   MATURITY       VALUE
---------   --------------                                                       ------   --------   -------------
            SHORT-TERM INVESTMENTS - 0.5% (0.4% OF TOTAL INVESTMENTS)
            Repurchase Agreement with State Street Bank, dated 12/30/05, repurchase price $2,851,228 collateralized by $2,950,000
$2,850         U.S. Treasury Notes, 4.000% due 11/15/12, value $2,909,438        3.250%    1/03/06   $   2,850,199
                                                                                                     -------------
            Total Short-Term Investments (cost $2,850,199)                                               2,850,199
                                                                                                     -------------
            Total Investments (cost $572,360,536) - 126.8%                                             798,136,303
                                                                                                     -------------
            Other Assets Less Liabilities - 0.5%                                                         3,512,621
                                                                                                     -------------
            Taxable Auctioned Preferred Shares, at Liquidation Value - (27.3)%                        (172,000,000)
                                                                                                     -------------
            Net Assets Applicable to Common Shares - 100%                                            $ 629,648,924
                                                                                                     =============

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2005:

                                FIXED RATE
                                   PAID       FIXED RATE    FLOATING RATE   FLOATING RATE                   UNREALIZED
                   NOTIONAL     BY THE FUND     PAYMENT       RECEIVED         PAYMENT      TERMINATION    APPRECIATION
COUNTERPARTY        AMOUNT     (ANNUALIZED)    FREQUENCY   BY THE FUND(3)     FREQUENCY         DATE      (DEPRECIATION)
------------     -----------   ------------   ----------   --------------   -------------   -----------   --------------
Citigroup Inc.   $43,000,000      4.800%        Monthly        4.320%           Monthly      2/06/2007      $ (48,259)
Citigroup Inc.    43,000,000      5.190%        Monthly        4.320%           Monthly      2/06/2009       (603,998)
                                                                                                            ---------
                                                                                                            $(652,257)
                                                                                                            =========

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2)  Security is eligible for the Dividends Received Deduction.

(3)  Based on LIBOR (London Inter-Bank Offered Rates).

                                 See accompanying notes to financial statements.

          Statement of
               ASSETS AND LIABILITIES December 31, 2005

ASSETS
Investments, at value (cost $572,360,536)                                $798,136,303
Dividends and interest receivable                                           4,816,151
Other assets                                                                   29,532
                                                                         ------------
      Total assets                                                        802,981,986
                                                                         ------------
LIABILITIES
Unrealized depreciation on interest rate swaps                                652,257
Accrued expenses:
   Management fees                                                            399,406
   Other                                                                      192,671
Taxable Auctioned Preferred share dividends payable                            88,728
                                                                         ------------
      Total liabilities                                                     1,333,062
                                                                         ------------
Taxable Auctioned Preferred shares, at liquidation value                  172,000,000
                                                                         ------------
Net assets applicable to Common shares                                   $629,648,924
                                                                         ============
Common shares outstanding                                                  28,136,413
                                                                         ============
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                  $      22.38
                                                                         ============
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $.01 par value per share                                  $    281,364
Paid-in surplus                                                           391,118,113
Undistributed (Over-distribution of) net investment income                 13,125,937
Accumulated net realized gain (loss) from investments and derivative
   transactions                                                                    --
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                                225,123,510
                                                                         ------------
Net assets applicable to Common shares                                   $629,648,924
                                                                         ============
Authorized shares:
   Common                                                                   Unlimited
   Taxable Auctioned Preferred                                              Unlimited
                                                                         ============

          Statement of
               OPERATIONS Year Ended December 31, 2005

INVESTMENT INCOME
Dividends                                                                $ 29,011,102
Interest                                                                      219,822
                                                                         ------------
Total investment income                                                    29,230,924
                                                                         ------------
EXPENSES
Management fees                                                             6,943,225
Taxable Auctioned Preferred shares - auction fees                             430,916
Taxable Auctioned Preferred shares - dividend disbursing agent fees            25,171
Shareholders' servicing agent fees and expenses                                 6,010
Custodian's fees and expenses                                                 162,120
Trustees' fees and expenses                                                    22,556
Professional fees                                                              56,211
Shareholders' reports - printing and mailing expenses                          98,959
Stock exchange listing fees                                                     2,372
Investor relations expense                                                    129,056
Other expenses                                                                 32,176
                                                                         ------------
Total expenses before custodian fee credit and expense reimbursement        7,908,772
   Custodian fee credit                                                           (44)
   Expense reimbursement                                                   (2,362,641)
                                                                         ------------
Net expenses                                                                5,546,087
                                                                         ------------
Net investment income                                                      23,684,837
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                             43,150,661
   Interest rate swaps                                                     (1,739,276)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                            (18,591,745)
   Interest rate swaps                                                      3,221,965
                                                                         ------------
Net realized and unrealized gain (loss)                                    26,041,605
                                                                         ------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                                   (976,242)
From accumulated net realized gains                                        (4,466,723)
                                                                         ------------
Decrease in net assets applicable to Common shares from distributions
   to Taxable Auctioned Preferred shareholders                             (5,442,965)
                                                                         ------------
Net increase (decrease) in net assets applicable to Common shares from
   operations                                                            $ 44,283,477
                                                                         ============

          Statement of
               CHANGES IN NET ASSETS

                                                                 YEAR ENDED     YEAR ENDED
                                                                  12/31/05       12/31/04
                                                                ------------   ------------
OPERATIONS
Net investment income                                           $ 23,684,837   $ 24,895,312
Net realized gain (loss) from:
   Investments                                                    43,150,661     18,980,955
   Interest rate swaps                                            (1,739,276)    (4,017,763)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                   (18,591,745)   109,849,162
   Interest rate swaps                                             3,221,965      3,346,462
Distributions to Taxable Auctioned Preferred shareholders:
   From net investment income                                       (976,242)    (1,353,325)
   From accumulated net realized gains                            (4,466,723)    (1,218,577)
                                                                ------------   ------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                         44,283,477    150,482,226
                                                                ------------   ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                        (8,022,508)   (19,333,368)
From accumulated net realized gains                              (38,683,938)   (17,762,374)
Tax return of capital                                                     --     (3,983,421)
                                                                ------------   ------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                          (46,706,446)   (41,079,163)
                                                                ------------   ------------
CAPITAL SHARE TRANSACTIONS
Common shares offering costs adjustments                              67,319             --
Taxable Auctioned Preferred shares offering costs adjustments         25,537             --
                                                                ------------   ------------
Net increase (decrease) in net assets applicable to Common
   shares from capital share transactions                             92,856             --
                                                                ------------   ------------
Net increase (decrease) in net assets applicable to Common
   shares                                                         (2,330,113)   109,403,063
Net assets applicable to Common shares at the beginning of
   year                                                          631,979,037    522,575,974
                                                                ------------   ------------
Net assets applicable to Common shares at the end of year       $629,648,924   $631,979,037
                                                                ============   ============
Undistributed (Over-distribution of) net investment income at
   the end of year                                              $ 13,125,937   $    179,126
                                                                ============   ============

          FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of derivative instruments are also provided by an independent pricing service approved by the Fund's Board of Trustees. If the pricing service is unable to supply a price for a derivative instrument the Fund may use a market quote provided by a major broker/dealer in such investments. If it is determined that market prices for an investment are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. In establishing fair value, the Board of Trustees, or its designee, will use a wide variety of market data including yields or prices of comparable securities, indications of value from security dealers, general market conditions and other information and analysis. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2005, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

          Notes to
               FINANCIAL STATEMENTS (continued)

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common Shareholders of a stated dollar amount based on the Fund's net investment income, net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to Taxable Auctioned Preferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the accompanying financial statements.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 55.38% ordinary income, 32.12% long-term and short-term capital gains, and 12.50% return of REIT capital. For the fiscal year ended December 31, 2004, the character of distributions to the Fund from the REITs was 58.07% ordinary income, 25.75% long-term and short-term capital gains, and 16.18% return of REIT capital.

For the fiscal years ended December 31, 2005 and December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the fiscal years ended December 31, 2005 and December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

Taxable Auctioned Preferred Shares

The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W and 1,720 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions

The Fund may invest in certain derivative financial instruments. The Fund's use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

The Fund did not engage in transactions in its own shares during the fiscal year ended December 31, 2005, nor during the fiscal year ended December 31, 2004.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2005, aggregated $101,860,076 and $107,524,096, respectively.

          Notes to
               FINANCIAL STATEMENTS (continued)

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2005, the cost of investments owned was $572,360,536.

The net unrealized appreciation of investments at December 31, 2005, aggregated $225,775,767, of which $228,404,453 related to appreciated securities and $2,628,686 related to depreciated securities.

The tax components of undistributed net ordinary income and net realized gains at December 31, 2005, were as follows:

Undistributed net ordinary income *         $13,172,759
Undistributed net long-term capital gains            --
                                            ===========

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005
----
Distributions from net ordinary income *            $ 9,490,892
Distributions from net long-term capital gains **    42,608,613
                                                    ===========

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2005.

2004
----
Distributions from net ordinary income *         $20,708,231
Distributions from net long-term capital gains    18,932,319
Tax return of capital                              3,983,421
                                                 ===========

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS         FUND-LEVEL FEE RATE
----------------------------         -------------------
For the first $500 million                  .7000%
For the next $500 million                   .6750
For the next $500 million                   .6500
For the next $500 million                   .6250
For Managed Assets over $2 billion          .6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2005, the complex-level fee rate was .1895%.

COMPLEX-LEVEL ASSETS(1)                   COMPLEX-LEVEL FEE RATE
-----------------------                   ----------------------
For the first $55 billion                         .2000%
For the next $1 billion                           .1800
For the next $1 billion                           .1600
For the next $3 billion                           .1425
For the next $3 billion                           .1325
For the next $3 billion                           .1250
For the next $5 billion                           .1200
For the next $5 billion                           .1175
For the next $15 billion                          .1150
For Managed Assets over $91 billion (2)           .1400

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

 YEAR ENDING
NOVEMBER 30,
------------
2001*          .30%
2002           .30
2003           .30
2004           .30
2005           .30
2006           .30
2007           .25%
2008           .20
2009           .15
2010           .10
2011           .05

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

          Notes to
               FINANCIAL STATEMENTS (continued)

6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, which resulted in the automatic termination of the agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreement took effect upon such settlement.

7. SUBSEQUENT EVENT -- DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund declared a distribution of $.1450 per Common share which was paid on February 1, 2006, to shareholders of record on January 15, 2006.

          Financial
               HIGHLIGHTS

          Financial
               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                  Investment Operations
                              ------------------------------------------------------------
                                                       Distributions
                                                          from Net    Distributions                   Less Distributions
                                                         Investment    from Capital         -------------------------------------
                                                         Income to       Gains to               Net
                   Beginning                              Taxable        Taxable            Investment  Capital
                     Common                   Net        Auctioned      Auctioned            Income to  Gains to    Tax
                     Share        Net      Realized/     Preferred      Preferred             Common     Common    Return
                   Net Asset  Investment   Unrealized      Share-         Share-              Share-     Share-      of
                     Value     Income(a)  Gain (Loss)     holders+       holders+    Total    holders    holders  Capital   Total
                   ---------  ----------  -----------  -------------  -------------  -----  ----------  --------  -------  ------
Year Ended 12/31:
2005                 $22.46      $ .84       $ .93         $(.03)         $(.16)     $1.58    $(.29)     $(1.37)   $  --   $(1.66)
2004(b)               18.57        .88        4.56          (.05)          (.04)      5.35     (.69)       (.63)    (.14)   (1.46)
2003(c)               17.30        .12        1.38          (.01)            --       1.49     (.01)       (.08)    (.13)    (.22)
Year Ended 10/31:
2003                  13.56        .85        4.38          (.05)          (.02)      5.16     (.97)       (.41)    (.04)   (1.42)
2002(d)               14.33       1.02        (.46)         (.07)          (.02)       .47     (.89)       (.25)      --    (1.14)




                     Offering
                     Costs and
                      Taxable
                     Auctioned     Ending
                     Preferred     Common
                       Share       Share    Ending
                   Underwriting  Net Asset  Market
                     Discounts     Value     Value
                   ------------  ---------  ------
Year Ended 12/31:
2005                   $  --       $22.38   $19.99
2004(b)                   --        22.46    20.75
2003(c)                   --        18.57    18.73
Year Ended 10/31:
2003                      --        17.30    17.81
2002(d)                 (.10)       13.56    14.40

(a) Per share Net Investment Income is calculated using the average daily shares method.

(b) For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Investment Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.

(c)  For the period November 1, 2003 through December 31, 2003.

(d) For the period November 15, 2001 (commencement of operations) through October 31, 2002.

*    Annualized.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++   -    Ratios do not reflect the effect of dividend payments to Taxable
          Auctioned Preferred shareholders.

     - Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares.

     - For periods ended prior to December 31, 2004, each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares included the effect of the net interest expense incurred on interest rate swap transactions as follows:

          Year Ended 12/31:
             2003(c)           .91*
          Year Ended 10/31:
             2003             1.03
             2002(d)           .68*

                                              Ratios/Supplemental Data
                    ---------------------------------------------------------------------------
                                        Before Credit             After Credit
                                       /Reimbursement           /Reimbursement***
                                  ------------------------  ------------------------
   Total Returns                              Ratio of Net              Ratio of Net
------------------                 Ratio of    Investment    Ratio of    Investment                  Cumulative Taxable Auctioned
           Based       Ending      Expenses     Income to    Expenses     Income to                   Preferred at End of Period
             on          Net      to Average     Average    to Average     Average               -----------------------------------
 Based     Common      Assets     Net Assets   Net Assets   Net Assets   Net Assets               Aggregate   Liquidation
   on    Share Net   Applicable   Applicable   Applicable   Applicable   Applicable   Portfolio     Amount     and Market    Asset
 Market    Asset      to Common    to Common    to Common    to Common    to Common    Turnover  Outstanding     Value      Coverage
Value**   Value**   Shares (000)   Shares++     Shares++     Shares++      Shares++      Rate       (000)      Per Share   Per Share
-------  ---------  ------------  ----------  ------------  ----------  ------------  ---------  -----------  -----------  ---------
  4.75%     7.42%     $629,649       1.28%        3.46%         .90%        3.85%        13%       $172,000     $25,000     $116,519
 19.80     30.12       631,979       1.34         4.13          .94         4.52         14         172,000      25,000      116,857
  6.49      8.69       522,576       2.31*        4.07*        1.91*        4.47*         2         172,000      25,000      100,956

 35.40     39.80       486,814       2.51         5.17         2.09         5.59         26         172,000      25,000       95,758
  3.30      2.09       381,290       2.12*        6.71*        1.72*        7.11*        37         172,000      25,000       80,420

                                   APPENDIX A

                         NUVEEN REAL ESTATE INCOME FUND

        AMENDED AND RESTATED STATEMENT ESTABLISHING AND FIXING THE RIGHTS
              AND PREFERENCES OF TAXABLE AUCTIONED PREFERRED SHARES
                                (THE "STATEMENT")

     Nuveen Real Estate Income Fund, a Massachusetts business trust (the "Fund"), certifies that:

     FIRST: Pursuant to the authority expressly vested in the Board of the Fund by Articles IV and VI of Fund's Declaration of Trust (which, as hereafter restated or amended from time to time, are together with this Statement herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of 8,880 Preferred Shares of beneficial interest ("Preferred Shares"), $.01 par value, classified as Taxable Auctioned Preferred Shares ("TAPS"), and further classified as Series M, T, W, TH and F TAPS (each series, and together with additional series of TAPS that may be authorized and issued, a "Series") each with a liquidation preference of $25,000 per share.

     SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of such series of TAPS are as follows:

                                   DESIGNATION

     Series M: A series of 1,720 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series M Taxable Auctioned Preferred Shares" ("TAPS Series M"). Each share of TAPS Series M shall have an Applicable Rate for its initial Dividend Period equal to 2.00% per annum and an initial Dividend Payment Date of January 22, 2002, and each share of TAPS Series M shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The TAPS Series M shall constitute a separate series of Preferred Shares of the Fund.

     Series T: A series of 1,720 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series T Taxable Auctioned Preferred Shares" ("TAPS Series T"). Each share of TAPS Series T shall have an Applicable Rate for its initial Dividend Period equal to 2.00% per annum and an initial Dividend Payment Date of January 23, 2002, and each share of TAPS Series T shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The TAPS Series T shall constitute a separate series of Preferred Shares of the Fund.

     Series W: A series of 1,720 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series W Taxable Auctioned Preferred Shares" ("TAPS Series W"). Each share of TAPS Series W shall have an Applicable Rate for its initial Dividend Period equal to 2.00% per annum and an initial Dividend Payment Date of January 24, 2002, and each share of TAPS Series W shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The TAPS Series W shall constitute a separate series of Preferred Shares of the Fund.

     Series TH: A series of 2,000 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series TH Taxable Auctioned Preferred Shares" ("TAPS Series TH"). Each share of TAPS Series TH shall have an Applicable Rate for its initial Dividend Period equal to ____% per annum and an initial Dividend Payment Date of _____________, 2006, and each share of TAPS Series TH shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The TAPS Series TH shall constitute a separate series of Preferred Shares of the Fund.

     Series F: A series of 1,720 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series F Taxable Auctioned Preferred Shares" ("TAPS Series F"). Each share of TAPS Series F shall have an Applicable Rate for its initial Dividend Period equal to 2.00% per annum and an initial Dividend Payment Date of January 22, 2002, and each share of TAPS Series F shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Fund, as are set forth in Part I and Part II of this Statement. The TAPS Series F shall constitute a separate series of Preferred Shares of the Fund.

     Subject to the provisions of Section 11(b) of Part I hereof, the Board of Trustees of the Fund may, in the future, authorize the issuance of additional shares of the Fund's Preferred Shares as TAPS Series M, T, W, TH and F, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Statement.

     As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 18 of Part I.

                               PART I: TAPS TERMS

     1. Number of Shares; Ranking.

          (a) The initial number of authorized shares constituting TAPS Series M, TAPS Series T, TAPS Series W, TAPS Series TH and TAPS Series F is 1,720, 1,720, 1,720, 2,000 and 1,720 shares, respectively. No fractional shares of TAPS Series M, TAPS Series T, TAPS Series W, TAPS Series TH and TAPS Series F shall be issued.

          (b) Any shares of each Series of TAPS which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued shares of Preferred Shares.

          (c) The shares of each Series of TAPS shall rank on a parity with shares of any other series of Preferred Shares (including any other shares of TAPS) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

          (d) No holder of shares of any Series of TAPS shall have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of any Series of TAPS, shares of Common Shares of the Fund or other securities of the Fund which it may hereafter issue or sell.

     2. Dividends.

          (a) The Holders of shares of any Series of TAPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of any Series of TAPS issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

          (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series of TAPS, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the Business Day following the last day of such Dividend Period.

               (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, (A) then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends in the case of a Series of TAPS designated as "Series M" or "Series F" or (B) then the Dividend Payment Date shall be the first Business Day that falls prior to such day for payment of dividends in the case of a Series of TAPS designated as "Series T," "Series W," or "Series TH."

               (iii) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the shares of each Series of TAPS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. The Fund shall not be required to establish any reserves for the payment of dividends.

               (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph
     (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

               (v) Each dividend on a Series of TAPS shall be paid on the Dividend Payment Date therefor to the Holders of that series as their names appear on the share ledger or share records of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

          (c) (i) The dividend rate on Outstanding shares of each Series of TAPS during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the shares of TAPS Outstanding thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series of TAPS is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all shares of a Series of TAPS being the subject of Submitted Hold Orders), then the dividend rate on the shares of a Series of TAPS for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in
     Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding shares of a Series of TAPS are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on shares of a Series of TAPS as determined pursuant to this
     Section 2(c)(i) shall be the "Applicable Rate."

               (ii) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series of TAPS.

               (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

               (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

          (d) Any dividend payment made on shares of any Series of TAPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

          (e) For so long as the shares of the TAPS are Outstanding, except as contemplated by Part I of this Statement, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the TAPS as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with the TAPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the TAPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the TAPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount and the 1940 Act TAPS Asset Coverage would be achieved,
(ii) full cumulative dividends on the TAPS due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of shares of the TAPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

          (f) The Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to the TAPS unless (i) there is not an event of default under indebtedness senior to the TAPS, if any, or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to the TAPS.

     3. Redemption.

          (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefor shares of a Series of TAPS herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no shares of a Series of TAPS will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Fund intends to give such notice and on the date of redemption
     (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series of TAPS by reason of the redemption of such TAPS on such date fixed for the redemption and (b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal the TAPS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

               (ii) If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act TAPS Asset Coverage, and such failure is not cured within ten Business days following such Valuation Date in the case of a failure to maintain the TAPS Basic Maintenance Amount on the last Business Day of the following month or in the case of a failure to maintain the 1940 Act TAPS Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), the TAPS will be subject to mandatory redemption out of funds legally available therefor. The number of shares of TAPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of shares of TAPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount, or sufficient to satisfy 1940 Act TAPS Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of TAPS then Outstanding will be redeemed), and (B) the maximum number of shares of TAPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph
     (a)(iii) of this Section 3.

               (iii) In determining the shares of the TAPS required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Fund shall allocate the number of shares required to be redeemed to satisfy the TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage, as the case may be, pro rata among the Holders of shares of the TAPS in proportion to the number of shares they hold and shares of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this
     Section 3, subject to the further provisions of this subparagraph (iii). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the TAPS which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this
     Section 3, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those shares of the TAPS, and shares of other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to Section 3(b) to record owners of shares of the TAPS to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified number of shares of the TAPS with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding shares of the TAPS are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory

     Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

          (b) In the event of a redemption pursuant to Section 3(a), the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide notice to each Holder of shares of each Series of TAPS called for redemption by electronic means not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). The Auction Agent shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of TAPS at their addresses appearing on the share records of the Fund. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of TAPS to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

          (c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(e), no shares of the TAPS may be redeemed unless all dividends in arrears on the Outstanding shares of the TAPS and all shares of beneficial interest of the Fund ranking on a parity with the TAPS with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of the TAPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of the TAPS.

          (d) Upon the deposit of funds sufficient to redeem shares of any Series of TAPS with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage), and all rights of the holder of the shares so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of TAPS called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of each Series of TAPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of shares of TAPS so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

          (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series of TAPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed shares of any Series of TAPS for which a Notice of Redemption has been given, dividends may be declared and paid on shares of TAPS Series and shall include those shares of TAPS for which Notice of Redemption has been given but for which deposit of funds has not been made.

          (f) All moneys paid to the Paying Agent for payment of the redemption price of shares of any Series of TAPS called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

          (g) So long as any shares of any Series of TAPS are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

          (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Fund to purchase or otherwise acquire any shares of each Series of TAPS outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series of TAPS for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act TAPS Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the Outstanding shares of any Series of TAPS are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

          (i) In the case of any redemption pursuant to this Section 3, only whole shares of TAPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

          (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(g) and 11 of Part I hereof, the Board of Trustees may authorize, create or issue any class or series of shares of beneficial interest, including other series of TAPS, ranking prior to or on a parity with the TAPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such shares of beneficial interest (or such portion thereof needed to redeem or repurchase the Outstanding TAPS) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding TAPS or (B) the Fund would meet the 1940 Act TAPS Asset Coverage, the TAPS Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

     4. Designation of Dividend Period.

          (a) The initial Dividend Period for each Series of TAPS is as set forth under "Designation" above. The Fund will designate the duration of subsequent Dividend Periods of each Series of TAPS; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, TAPS shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and a TAPS Basic Maintenance Certificate to Moody's (if Moody's is then rating the TAPS), Fitch (if Fitch is then rating the TAPS) and any Other Rating Agency which is then rating the TAPS and so requires.

          (b) If the Fund proposes to designate any Special Dividend Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

               (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

               (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     5. Restrictions on Transfer. Shares of a Series of TAPS may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of TAPS through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of a Series of TAPS issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

     6. Voting Rights.

          (a) Except as otherwise provided in the Declaration or as otherwise required by applicable law, (i) each Holder of shares of any Series of TAPS shall be entitled to one vote for each share of any Series of TAPS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of Outstanding shares of Preferred Shares, including each Series of TAPS, and shares of Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of Outstanding shares of Preferred Shares, including each Series of TAPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each share of Preferred Shares, including each Series of TAPS, entitling the holder thereof to one vote. The identity of the nominees of such Trustees may be fixed by the Board of Trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and Preferred Shares, including each Series of TAPS, voting together as a single class, shall elect the balance of the trustees.

          (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of shares of Preferred Shares, including each Series of TAPS, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares, including each Series of TAPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

               (i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

               (ii) if at any time holders of any other shares of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Shares, including each Series of TAPS, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

          (c) As soon as practicable after the accrual of any right of the holders of shares of Preferred Shares, including each Series of TAPS, to elect additional trustees as described in paragraph (b) of this Section 6, the Fund shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Shares, including each Series of TAPS, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

          (d) The terms of office of all persons who are trustees of the Fund at the time of a special meeting of holders of the TAPS and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent trustees elected by such holders and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

          (e) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the TAPS and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of such holders to elect additional trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

          (f) So long as any of the shares of Preferred Shares, including each Series of TAPS, are Outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(42) of the 1940 Act, voting as a separate class, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(g) below; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares of beneficial interest ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of beneficial interest of the Fund into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or 11, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time authorize, create and classify, and the Fund may from time to time issue, shares or series of Preferred Shares, including other series of TAPS, ranking on a parity with the TAPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, and may authorize, reclassify and/or issue any additional shares of each Series of TAPS, including shares previously purchased or redeemed by the Fund, subject to continuing compliance by the Fund with 1940 Act TAPS Asset Coverage and TAPS Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the TAPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount as of the immediately preceding Valuation Date.

          (g) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including each Series of TAPS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating TAPS, Fitch (if Fitch is then rating the TAPS) and any Other Rating Agency which is then rating TAPS and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's, Fitch and any such Other Rating Agency, as applicable, of the results of such vote.

          (h) The affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including any Series of TAPS, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series of classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any shares described in this Section 6(i) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares necessary to authorize the action in question.

          (i) The Board of Trustees, without the vote or consent of any holder of shares of Preferred Shares, including any Series of TAPS, or any other shareholder of the Fund, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of Moody's (if Moody's is then rating the TAPS), Fitch (if Fitch is then rating the TAPS) and any other rating agency which is then rating the TAPS, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including TAPS, or the Holders thereof, provided that the Board of Trustees receives written confirmation from Moody's, Fitch or other rating agency, as applicable (with such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to and adopted in connection with another rating agency's rating of the any Series of TAPS) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

     In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the shares of the Preferred Shares, including any Series of TAPS, or any other shareholder of the Fund, and without receiving any confirmation from any rating agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TAPS Basic Maintenance Amount.

          (j) Unless otherwise required by law, holders of shares of any Series of TAPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The holders of shares of any Series of TAPS shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of any Series of TAPS, the exclusive remedy of the holders shall be the right to vote for trustees pursuant to the provisions of this Section 6.

          (k) The foregoing voting provisions will not apply with respect to any Series of TAPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     7. Liquidation Rights.

          (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of each Series of TAPS then Outstanding, together with holders of shares of any class of stock ranking on a parity with each Series of TAPS upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Fund (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Fund an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of each Series of TAPS shall be $25,000 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares.

          (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including the TAPS, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including the TAPS, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full.

          (c) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of TAPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to TAPS upon dissolution, liquidation or winding up and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to TAPS upon dissolution, liquidation or winding up.

          (d) A consolidation, reorganization or merger of the Fund with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another trust or company shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

          (e) After the payment to the Holders of Preferred Shares, including TAPS, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including TAPS, as such shall have no right or claim to any of the remaining assets of the Fund.

          (f) In the event the assets of the Fund or proceeds thereof available for distribution to the Holders of TAPS, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with TAPS unless proportionate distributive amounts shall be paid on account of the shares of TAPS, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

          (g) Subject to the rights of the holders of shares of any Series or class or classes of stock ranking on a parity with TAPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the shares of TAPS as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to TAPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the shares of TAPS shall not be entitled to share therein.

     8. Auction Agent. For so long as any shares of TAPS are Outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which, however, may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of TAPS are Outstanding, the Fund shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

     9. 1940 Act TAPS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any shares of the TAPS are Outstanding, asset coverage with respect to the TAPS which is equal to or greater than the 1940 Act TAPS Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

     10. TAPS Basic Maintenance Amount. So long as shares of the TAPS are Outstanding and Moody's or any Other Rating Agency which so requires is then rating the shares of the TAPS, the Fund shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating the TAPS), Fitch Eligible Assets (if Fitch is then rating the TAPS) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the TAPS Basic Maintenance

Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Fund fails to do so.

     11. Certain Other Restrictions. For so long as any shares of TAPS are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's (if Moody's is then rating TAPS), Fitch Eligible Assets (if Fitch is then rating the TAPS) and (if applicable) such Other Rating Agency that any such action would not impair the rating then assigned by such rating agency to a Series of TAPS, engage in any one or more of the following transactions:

          (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities;

          (b) issue additional shares or series of TAPS or any class or series of shares ranking prior to or on a parity with TAPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of TAPS Series M, T, W, TH and F previously purchased or redeemed by the Fund;

          (c) engage in any short sales of securities;

          (d) lend portfolio securities; or

          (e) merge or consolidate into or with any other corporation.

     For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of TAPS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Fund buys have no value. For so long as TAPS is rated by Moody's: (A) the Fund will not engage in options transactions for leveraging or speculative purposes; (B) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the TAPS Basic Maintenance Amount; (D) the Fund will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the TAPS Basic Maintenance Amount; (E) for purposes of the TAPS Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Fund shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the TAPS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Fund's options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

     12. Compliance Procedures for Asset Maintenance Tests. For so long as any shares of TAPS are Outstanding and Moody's, Fitch or any Other Rating Agency which so requires is then rating such shares:

          (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Fund on that date,

(ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the TAPS Basic Maintenance Amount is met as of that date,
(iv) the value of the total assets of the Fund, less all liabilities, and (v) whether the 1940 Act TAPS Asset Coverage is met as of that date.

          (b) Upon any failure to maintain the required TAPS Basic Maintenance Amount or 1940 Act TAPS Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing shares of the TAPS outside of an Auction or in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), subject to the fiduciary obligations of the Board of Trustees, to reattain (or certify in the case of a failure to file on a timely basis, as the case may be) the required TAPS Basic Maintenance Amount or 1940 Act TAPS Asset Coverage on or prior to the Asset Coverage Cure Date.

          (c) Compliance with the TAPS Basic Maintenance Amount and 1940 Act TAPS Asset Coverage tests shall be determined with reference to those shares of the TAPS which are deemed to be Outstanding hereunder.

          (d) The Fund shall deliver to the Auction Agent and Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating TAPS) and any other rating agency which is then rating TAPS and when so requires a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a "TAPS Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet the TAPS Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including TAPS, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the TAPS Basic Maintenance Amount. Such TAPS Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

          (e) The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating TAPS) and any Other Rating Agency which is then rating TAPS and which so requires a certificate with respect to the calculation of the 1940 Act TAPS Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act TAPS Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act TAPS Asset Coverage. Such 1940 Act TAPS Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this Section 12 may be combined into a single certificate.

          (f) Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS) Fitch (if Fitch is then rating TAPS) and any Other Rating Agency which is then rating TAPS and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in the TAPS Basic Maintenance Certificate and the 1940 Act TAPS Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which an TAPS Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating the TAPS) and any Other Rating Agency which is then rating TAPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such TAPS Basic Maintenance Certificate and in any other TAPS

Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act TAPS Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating TAPS), Fitch (if Fitch is then rating the TAPS) and any Other Rating Agency which is then rating TAPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act TAPS Asset Coverage Certificate. In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each TAPS Basic Maintenance Certificate and 1940 Act TAPS Asset Coverage Certificate delivered pursuant to clause (iv) of paragraph (d) or clause (ii)(B) of paragraph (e) of this Section 12, as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the TAPS Basic Maintenance Amount on any prior Valuation Dates.

          (g) The Accountant's Certificates referred to in paragraph (g) will confirm, based upon the independent accountant's review, (i) the mathematical accuracy of the calculations reflected in the related TAPS Basic Maintenance Amount and 1940 Act TAPS Asset Coverage Certificates, as the case may be, and
(ii) that the Fund determined whether the Fund had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with the Declaration.

          (h) In the event that an TAPS Basic Maintenance Certificate or 1940 Act TAPS Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Fund shall be deemed to have failed to maintain the TAPS Basic Maintenance Amount or the 1940 Act TAPS Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 13(b). In the event that an TAPS Basic Maintenance Certificate or 1940 Act TAPS Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified herein, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the TAPS Basic Maintenance Amount or the 1940 TAPS Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

     13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

     14. Waiver. Holders of at least two-thirds of the Outstanding shares of TAPS, acting collectively, or each Series of TAPS acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

     15. Termination. In the event that no shares of TAPS are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement, shall terminate.

     16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of TAPS or additional shares of a series of TAPs (and terms relating thereto) to the series and shares of TAPS theretofore described thereon. All such additional shares shall be governed by the terms of this Statement. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any defect.

     17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          (a) "'AA' Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Solomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefore, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between
(x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

          (b) "Accountant's Certificate" has the meaning set forth in Section 12(g) of this Part I.

          (c) "Affiliate" means any person controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

          (d) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

          (e) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

          (f) "Applicable Rate" means, with respect to each Series of TAPS for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all the shares of TAPS are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

          (g) "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii).

          (h) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

          (i) "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

          (j) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series of TAPS.

          (k) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

          (l) "Beneficial Owner," with respect to shares of each Series of TAPS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

          (m) "Bid" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

          (n) "Bidder" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          (o) "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

          (p) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

          (q) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

          (r) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

          (s) "Code" means the Internal Revenue Code of 1986, as amended.

          (t) "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

          (u) "Commission" means the Securities and Exchange Commission.

          (v) "Common Share" means the shares of beneficial interest, par value $.01 per share, of the Fund.

          (w) "Date of Original Issue" means the date on which a Series of TAPS is originally issued by the Fund.

          (x) "Default" has the meaning set forth in Section 2(c) (ii) of this
Part I.

          (y) "Default Period" has the meaning set forth in Section 2(c)(ii) of this Part I.

          (z) "Default Rate" means the Reference Rate multiplied by three (3).

          (aa) "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of section 3(a)(i) of this Part I, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

          (bb) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the TAPS), Fitch Discount Factor (if Fitch is then rating the
TAPS) or any Other Rating Agency Discount Factor.

          (cc) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

          (dd) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

          (ee) "Dividend Payment Date" with respect to a Series of TAPS means any date on which dividends are payable pursuant to Section 2(b) of this Part I.

          (ff) "Dividend Period" means, with respect to a Series of TAPS, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such series, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund.

          (gg) "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the TAPS) and/or Other Rating Agency Eligible Assets, whichever is applicable.

          (hh) "Existing Holder," with respect to shares of a series of TAPS, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

          (ii) "Fitch" means Fitch, Inc. and its successors at law.

          (jj) "Fitch's Discount Factor" means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Fitch's ratings of TAPS.

          (kk) "Fitch Eligible Assets" means assets of the Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Fitch's ratings of TAPS.

          (ll) "Fitch Guidelines" means the guidelines provided by Fitch, as may be amended from time to time by Fitch, in connection with Fitch's ratings of TAPS.

          (mm) "Holder" means, with respect to TAPS, the registered holder of shares of each Series of TAPS as the same appears on the share ledger or share records of the Fund.

          (nn) "Hold Order" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

          (oo) "Mandatory Redemption Date" has the meaning set forth in Section 3(a)(iii) of this Part I.

          (pp) "Mandatory Redemption Price" has the meaning set forth in Section 3(a)(iii) of this Part I.

          (qq) "Market Value" means the market value of the assets of the Fund as computed in accordance with the Fund's pricing procedures adopted by the Board of the Fund in connection with valuing the Fund's assets.

          (rr) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the TAPS Basic Maintenance Amount.

          (ss) "Minimum Rate" means, on any Auction Date with respect to a Dividend Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than the Standard Dividend Period.

          (tt) "Moody's" means Moody's Investors Service, Inc. and its successors at law.

          (uu) "Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of TAPS.

          (vv) "Moody's Eligible Asset" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of TAPS.

          (ww) "Moody's Guidelines" means the guidelines provided by Moody's, as may be amended from time to time by Moody's, in connection with Moody's ratings of TAPS.

          (xx) "1940 Act TAPS Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding TAPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

          (yy) "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

          (zz) "1940 Act TAPS Asset Coverage Certificate" means the certificate required to be delivered by the Fund pursuant to Section 12(e) of this Part I.

          (aaa) "Notice of Redemption" means any notice with respect to the redemption of shares of TAPS pursuant to Section 3 of this Part I.

          (bbb) "Order" shall have the meaning specified in paragraph (a) of
Section 1 of Part II of this Statement.

          (ccc) "Other Rating Agency" means any rating agency other than Moody's or Fitch then providing a rating for the TAPS pursuant to the request of the Fund.

          (ddd) "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's ratings of TAPS.

          (eee) "Other Rating Agency Eligible Assets" means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's ratings of TAPS.

          (fff) "Other Rating Agency Guidelines" means the guidelines provided by each Other Rating Agency, as may be amended from time to time by an Other Rating Agency, in connection with the Other Rating Agency's ratings of TAPS.

          (ggg) "Other Real Estate Companies" means companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITS.

          (hhh) "Outstanding" or "outstanding" means, as of any date, shares of TAPS theretofore issued by the Fund except, without duplication, (i) any shares of TAPS theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Auction Agent for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares of TAPS and (ii) any shares of TAPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the TAPS to which the Fund or any Affiliate of the Fund shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of a Series of TAPS as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding; and (C) for purposes of determining the TAPS Basic Maintenance Amount, shares of TAPS held by the Fund shall be disregarded and not deemed Outstanding but shares held by any Affiliate of the Fund shall be deemed Outstanding.

          (iii) "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

          (jjj) "Person" or "person" means and includes an individual, a partnership, a Fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          (kkk) "Potential Beneficial Owner," with respect to shares of a series of TAPS, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

          (lll) "Preferred Share" means the preferred shares of beneficial interest, par value $.01 per share, including the TAPS, of the Fund from time to time.

          (mmm) "Rating Agency" means each of Fitch (if Fitch is then rating
TAPS), Moody's (if Moody's is then rating TAPS) and any Other Rating Agency.

          (nnn) "Rating Agency Guidelines" means Fitch Guidelines (if Fitch is then rating TAPS), Moody's Guidelines (if Moody's is then rating TAPS) and any Other Rating Agency Guidelines.

          (ooo) "Redemption Default" has the meaning set forth in Section 2(c)(ii) of this Part I.

          (ppp) "Redemption Price" has the meaning set forth in Section 3(a)(i) of this Part I.

          (qqq) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

          (rrr) "REIT" or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

          (sss) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (ttt) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of TAPS Series M, T, W, TH and F.

          (uuu) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II of this Statement.

          (vvv) "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

               (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

               (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

               (iii) overnight funds; and

               (iv) U.S. Government Securities.

          (www) "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

          (xxx) "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund pursuant to Section 3(a)(ii) and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option pursuant to Section 3(a)(i) and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

          (yyy) "Standard Dividend Period" means a Dividend Period of 7 days.

          (zzz) "Submission Deadline" means 12:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          (aaaa) "Submitted Bid" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

          (bbbb) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

          (cccc) "Submitted Order" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

          (dddd) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

          (eeee) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

          (ffff) "TAPS" means Taxable Auctioned Preferred Shares, liquidation preference $25,000 per share.

          (gggg) "TAPS Basic Maintenance Amount" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

          (hhhh) "TAPS Basic Maintenance Certificate" has the meaning set forth in Section 12(d) of this Part I.

          (iiii) "TAPS Series M, T, W, TH and F" means the shares of Series M, T, W, TH and F of the TAPS or any other shares of Preferred Stock hereinafter designated as shares of Series M, T, W, TH and F of the TAPS.

          (jjjj) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

          (kkkk) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Fund; provided, further, however, that such date shall be not more than one week from the date on which TAPS Series M, T, W, TH and F initially is issued.

          (llll) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II of this Statement.

     18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

     1. Orders

          (a) Prior to the Submission Deadline on each Auction Date for shares of a series of TAPS:

               (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                    (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

                    (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                    (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series;

and

               (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A) (i), (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

               (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of TAPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                    (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph
          (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                    (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

               (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of TAPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of such series specified in such Sell Order; or

                    (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of TAPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph
(c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

               (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of TAPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                    (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

          (c) No Order for any number of shares of TAPS other than whole shares shall be valid.

     2. Submission of Orders by Broker-Dealers to Auction Agent

          (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of TAPS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

               (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

               (ii) the aggregate number of shares of such series that are the subject of such Order;

               (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                    (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                    (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                    (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

               (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (c) If an Order or Orders covering all of the Outstanding shares of TAPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of TAPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

               (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                    (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                    (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                    (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                    (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

               (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause
     (i) above and valid Bids referred to in clause (ii) above.

          (e) If more than one Bid for one or more shares of a series of TAPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

          (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of TAPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

               (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available TAPS" of such series);

               (ii) from the Submitted Orders for shares of such series whether:

                    (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of such series;

     exceeds or is equal to the sum of:

                    (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Dividend Periods or less, only) and the Maximum Rate (for all Dividend Periods) for shares of such series; and

                    (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

     (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

               (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                    (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                    (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

     would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available TAPS of such series.

          (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Minimum Rate and Maximum Rate for shares of the series of TAPS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

               (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

               (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

               (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be All Hold Rate.

     4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

     Existing Holders shall continue to hold the shares of TAPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a) If Sufficient Clearing Bids for shares of a series of TAPS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

               (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of TAPS subject to such Submitted Bids;

               (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of TAPS subject to such Submitted Bids;

               (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

               (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of TAPS subject to such Submitted Bid, unless the number of Outstanding shares of TAPS subject to all such Submitted Bids shall be greater than the number of shares of TAPS ("remaining shares") in the excess of the Available TAPS of such series over the number of shares of TAPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of TAPS subject to such Submitted Bid, but only in an amount equal to the number of shares of TAPS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of TAPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of TAPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

               (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available TAPS of such series over the number of shares of TAPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of TAPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of TAPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

          (b) If Sufficient Clearing Bids for shares of a series of TAPS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph
(d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

               (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of TAPS subject to such Submitted Bids;

               (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

               (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (c) If all of the Outstanding shares of a series of TAPS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

          (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of TAPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of TAPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of TAPS.

          (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of TAPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of TAPS of such series for purchase among Potential Holders so that only whole shares of TAPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of TAPS of such series on such Auction Date.

          (f) Based on the results of each Auction for shares of a series of TAPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of TAPS of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of TAPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of TAPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of TAPS of any series or to pay for shares of TAPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

     IN WITNESS WHEREOF, NUVEEN REAL ESTATE INCOME FUND has caused these presents to be signed as of ____________, 2006 in its name and on its behalf by its Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary. The Fund's Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and the said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the Trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

                                        NUVEEN REAL ESTATE INCOME FUND


                                        By:
                                            ------------------------------------
                                            Jessica R. Droeger, Vice President


ATTEST:


-------------------------------------
Virginia O'Neal, Assistant Secretary

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

         A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated "CC" is currently highly vulnerable to nonpayment.

C

         The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless

S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C

         The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P

         The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R

         The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

NOTES

         A S&P note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         - Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         - Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

         S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1

         A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

         A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

AAA

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A

         Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

         Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM LOANS

MIG 1/VMIG 1

         This designation denotes superior credit quality.

         Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.

         -        High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

         Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA,

         Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA

         Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB

         Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default.  Denotes actual or imminent payment default.

         Notes:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

         "NR" indicates that Fitch does not rate the issuer or issue in question.

         "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action.

         Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.